STEIN ROE MUNICIPAL FUNDS

                      STEIN ROE MUNICIPAL MONEY MARKET FUND
                     STEIN ROE INTERMEDIATE MUNICIPALS FUND

                        STEIN ROE MANAGED MUNICIPALS FUND
                      STEIN ROE HIGH-YIELD MUNICIPALS FUND

                          ANNUAL REPORT o JUNE 30, 2002




Effective July 15, 2002, Stein Roe High-Yield Municipals Fund was renamed Liberty High Yield Municipal Fund.

[logo: STEIN ROE MUTUAL FUNDS]

Contents

From the President                                                  1
---------------------------------------------------------------------

Stein Roe Municipal Money Market Fund
      Performance Summary                                           2
      Portfolio Manager's Report                                    3

Stein Roe Intermediate Municipals Fund
      Performance Summary                                           6
      Portfolio Manager's Report                                    8

Stein Roe Managed Municipals Fund
      Performance Summary                                          12
      Portfolio Manager's Report                                   13

Stein Roe High-Yield Municipals Fund
      Performance Summary                                          16
      Portfolio Manager's Report                                   17

Investment Portfolio                                               21

Financial Statements                                               62

Notes to Financial Statements                                      78

Financial Highlights                                               92

Report of Independent Auditors                                    110

Unaudited Information                                             112

Trustees                                                          114

Officers and Transfer Agent                                       118



             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

[phot of Keith T. Banks]


Dear Shareholder:

Over the past 12 months, the environment for the bond market was shaped by economic events and investor concerns. Although the Federal Reserve Board halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt by the market as investors tried to guess the timing of its next move. A robust first quarter in 2002 suggested that the Fed could begin to raise short-term interest rates. However, the Fed kept a key short-term interest rate at 1.75%, and indications of slower economic growth in the second quarter raised the possibility that any further action could be delayed until later in the year. The US stock market declined sharply during the period, a reminder that having a fixed-income component in your portfolio, which may be a sound strategy in any environment, may be particularly beneficial when stocks fall on difficult times.

     Within the fixed-income universe the municipal bond market was one of the strongest sectors for the period. As cities and states faced leaner times and tighter budgets, the volume of new municipal bonds increased somewhat. Demand also increased as investors favored bonds over stocks, which helped support municipal bond returns.

     The following report will provide you with more detailed information about fund performance and the strategies used by your portfolio managers. As always, we thank you for investing in Stein Roe Funds and for giving us the opportunity to help you build a strong financial future. For more information, visit us online at steinroe.com. Thank you for choosing the Stein Roe Municipal Funds and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Performance Summary

Stein Roe Municipal Money Market Fund

Average annual total return (%)
Period ended June 30, 2002

                                               1-year    5-year    10-year
----------------------------------------------------------------------------
Stein Roe Municipal
Money Market Fund                               1.40      2.77      2.69
----------------------------------------------------------------------------
Lipper Tax-Exempt Money
Market Fund Average                             1.25      2.70      2.69
----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 0.70% was in effect for Stein Roe Municipal Money Market Fund for part of the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Source:
Lipper Inc.

Portfolio Manager's Report

                                      Fund
                                   Commentary

COMMENTARY FROM NORMAND DESROSIERS,
PORTFOLIO MANAGER OF
STEIN ROE MUNICIPAL MONEY MARKET FUND1


Municipal Fund outperforms benchmark

     The Stein Roe Municipal Money Market Fund delivered a total return of 1.40% during the 12-month period that ended June 30, 2002. The fund outperformed its peer group, the Lipper Tax Exempt Money Market Fund Category average, which returned 1.25% for the same period.

--------------------------------------------------------------------------------
Investment Objective and Strategy:

Stein Roe Municipal Money Market Fund seeks maximum current income exempt from federal income tax, consistent with capital preservation and maintenance of liquidity. The fund invests all of its assets in SR&F Municipal Money Market Portfolio as part of a master fund/feeder fund structure. The portfolio invests substantially all of its assets in a diversified portfolio of high quality, tax-exempt money market securities.

Fund Inception:

March 15, 1983

Net Assets:

$111.5 million

--------------------------------------------------------------------------------


Low interest rates mean
lower yields

     Interest rates were the most important factor affecting fund performance during the 12-month period. During the first half of the fiscal year the Federal Reserve Board cut short-term interest rates by two percentage points, leaving the fed funds rate--the rate banks pay to borrow money from each other--at a forty-year low of 1.75%. Rates in the short-term municipal market dropped in response, losing more than one percent between June 2001 and June 2002. At the same time the Bond Market Association average, a composite index composed of tax-exempt, seven-day variable rate demand notes, also dropped 1.45 percentage points, ending the year at 1.23%.

1 Veronica Wallace was the portfolio manager of this fund during the period.

Fund adjusts for greater liquidity

     The fund increased its investment in variable rate demand notes, a security with either one-day or one-week puts that are backed by a letter of credit or corporate bonds and are typically used for liquidity. We raised our percentage of variable rate demand notes from 71.3% of holdings in June 2001 to 79.3%, anticipating the need for greater liquidity in a choppy market. Approximately 30% of our variable rate demand notes were in the more liquid daily puts, a change from past periods when the number was as low as 5%.

     Aside from that change, the fund's composition was similar to that of the last reporting period. Tax-exempt securities made up 7.2% of the fund, 6.6% was invested in six-month or one-year put bonds, 2.3% was in commercial paper, and tax and revenue anticipation notes (TRANs) and tax anticipation notes (TANs) together made up 4.6% of the Fund.

Securities type breakdown2

[bar chart data]:                     %
                                    ----
Variable Rate Notes                 79.3
Tax-Exempt Bonds                     4.1
Other Tax-Exempt Bonds               3.1
Put Bonds                            6.6
Tax & Revenue Anticipation Notes     3.8
Tax Anticipation Notes               0.8
Commercial Paper                     2.3



Longer average maturity helps performance

     Early in the fund's fiscal year we increased the fund's average maturity because we were attracted to better yields available at the long end of a steepening yield curve. (The yield curve is the difference between rates paid on money market securities, from one month to one year.) By September the fund had an average maturity of 53 days, compared to a peer group average of 40 days. During that time we invested in several one-year issues at favorable yields.

      We let average maturity gradually drop by reinvesting in variable rate demand notes or commercial paper instead of one-year paper during the first quarter of 2002. Increasingly positive economic news had led to speculation that the Fed would raise rates later in 2002, and we hoped to invest at higher interest rates as old debt matured. Instead, interest rates stayed the same for the first half of 2002 on spotty economic numbers. We ended the year with an average maturity of 32 days.

      As of July 1, 2002, the fund's new manager is Normand Desrosiers, Vice President and portfolio manager of the Advisor since 2000, and has managed Stein Roe Muncipal Money Market Fund as of July 1, 2002.

--------------------------------------------------------------------------------
Portfolio statistics
                                        As of 6/30/02       As of 6/30/01
7-Day dollar-weighted average maturity     32 days            47 days
7-Day current yield1                        1.02%               2.69%

1 Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.
--------------------------------------------------------------------------------


 MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

 An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

 A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.


 Maturity2
 as of 6/30/02

[pie chart data]:

1-29 days                81.5
30-89 days                9.6
90-179 days               4.0
Greater than 299 days     4.9


2 Security type breakdowns are calculated as a percentage of net assets in SR&F Municipal Money Market Portfolio. Maturity breakdowns are calculated as a percentage of investments in SR&F Municipal Money Market Portfolio. Because the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain these breakdowns in the future.

Performance Summary

Stein Roe Intermediate Municipals Fund

Average annual total return (%)
Period ended June 30, 2002
                                               1-year    5-year    10-year
----------------------------------------------------------------------------
Stein Roe Intermediate
Municipals Fund Class S                         6.04      5.33      5.76
----------------------------------------------------------------------------
Stein Roe Intermediate
Municipals Fund Class A
 with sales charge                              0.77      4.25      5.22
 without sales charge                           5.83      5.28      5.74
----------------------------------------------------------------------------
Stein Roe Intermediate
Municipals Fund Class B
 with sales charge                              0.14      4.75      5.64
 without sales charge                           5.14      5.08      5.64
----------------------------------------------------------------------------
Stein Roe Intermediate
Municipals Fund Class C
 with sales charge                              4.61      5.22      5.71
 without sales charge                           5.61      5.22      5.71
----------------------------------------------------------------------------
Lehman Brothers 10-Year
Municipal Bond Index                            7.24      6.36      6.85
----------------------------------------------------------------------------
Lipper Intermediate
Municipal Debt Fund Average                     6.00      5.16      5.69
----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. A voluntary expense limitation of 0.70% was in effect for part of the periods shown. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Source: Lipper Inc.

Class A, B and C share (newer class shares) performance includes returns of the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. Class S share returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class S and the newer class shares. Had the expense differential been reflected, the returns for the period prior to inception of class A, B and C would have been lower.

The "with sales charge" returns include the maximum 3.25% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

INVESTMENT COMPARISON

Growth of a $10,000 Investment, June 30, 1992 to June 30, 2002

[line chart data]:

                  Stein Roe         Lehman Brothers
                  Intermediate      10-Year
                  Municipals        Municipal
                  Fund, Class S     Bond Index

1992             $10,000.0         $10,000.0
                  10,303.0          10,328.0
                  10,172.0          10,206.0
                  10,233.0          10,291.0
                  10,120.0          10,186.0
                  10,318.0          10,372.0
                  10,426.0          10,493.0
                  10,562.0          10,669.0
                  10,952.0          11,059.0
                  10,805.0          10,898.0
                  10,893.0          11,001.0
                  10,936.0          11,040.0
93                11,093.0          11,257.0
                  11,107.0          11,286.0
                  11,304.0          11,519.0
                  11,434.0          11,661.0
                  11,448.0          11,680.0
                  11,366.0          11,584.0
                  11,580.0          11,830.0
                  11,704.0          11,976.0
                  11,448.0          11,648.0
                  11,090.0          11,203.0
                  11,174.0          11,326.0
                  11,269.0          11,417.0
94                11,223.0          11,368.0
                  11,360.0          11,559.0
                  11,385.0          11,604.0
                  11,277.0          11,447.0
                  11,157.0          11,280.0
                  11,018.0          11,067.0
                  11,191.0          11,266.0
                  11,407.0          11,558.0
                  11,618.0          11,885.0
                  11,720.0          12,045.0
                  11,724.0          12,060.0
                  12,020.0          12,442.0
95                11,961.0          12,365.0
                  12,096.0          12,547.0
                  12,233.0          12,717.0
                  12,292.0          12,799.0
                  12,418.0          12,946.0
                  12,555.0          13,119.0
                  12,638.0          13,199.0
                  12,765.0          13,333.0
                  12,703.0          13,278.0
                  12,566.0          13,113.0
                  12,538.0          13,067.0
                  12,523.0          13,031.0
96                12,618.0          13,155.0
                  12,727.0          13,281.0
                  12,721.0          13,281.0
                  12,838.0          13,418.0
                  12,971.0          13,587.0
                  13,203.0          13,861.0
                  13,161.0          13,799.0
                  13,215.0          13,853.0
                  13,310.0          13,983.0
                  13,142.0          13,796.0
                  13,218.0          13,898.0
                  13,391.0          14,095.0
97                13,504.0          14,250.0
                  13,820.0          14,650.0
                  13,708.0          14,508.0
                  13,857.0          14,693.0
                  13,913.0          14,770.0
                  13,967.0          14,838.0
                  14,146.0          15,073.0
                  14,275.0          15,240.0
                  14,276.0          15,239.0
                  14,259.0          15,228.0
                  14,178.0          15,144.0
                  14,383.0          15,402.0
98                14,426.0          15,459.0
                  14,458.0          15,483.0
                  14,678.0          15,753.0
                  14,845.0          15,987.0
                  14,851.0          15,994.0
                  14,893.0          16,042.0
                  14,917.0          16,092.0
                  15,116.0          16,338.0
                  15,002.0          16,191.0
                  14,996.0          16,183.0
                  15,042.0          16,226.0
                  14,943.0          16,113.0
99                14,726.0          15,813.0
                  14,813.0          15,919.0
                  14,755.0          15,860.0
                  14,761.0          15,914.0
                  14,661.0          15,801.0
                  14,774.0          15,973.0
                  14,707.0          15,890.0
                  14,654.0          15,825.0
                  14,763.0          15,950.0
                  14,954.0          16,261.0
                  14,908.0          16,180.0
                  14,838.0          16,084.0
2000              15,181.0          16,522.0
                  15,357.0          16,750.0
                  15,546.0          17,009.0
                  15,484.0          16,931.0
                  15,604.0          17,104.0
                  15,695.0          17,196.0
                  16,090.0          17,600.0
                  16,261.0          17,827.0
                  16,305.0          17,858.0
                  16,442.0          18,010.0
                  16,217.0          17,788.0
                  16,397.0          17,982.0
2001              16,505.0          18,090.0
                  16,759.0          18,338.0
                  17,057.0          18,651.0
                  16,977.0          18,625.0
                  17,160.0          18,856.0
                  16,903.0          18,613.0
                  16,766.0          18,416.0
                  17,029.0          18,764.0
                  17,247.0          19,032.0
                  16,858.0          18,640.0
                  17,210.0          19,072.0
                  17,301.0          19,162.0
2002              17,510.0          19,400.0



Performance of a $10,000 investment in all share classes

06/30/92 - 06/30/02

                                       without sales           with sales
                                         charge ($)            charge ($)
----------------------------------------------------------------------------
Class S                                      17,510                N/A
----------------------------------------------------------------------------
Class A                                      17,467              16,639
----------------------------------------------------------------------------
Class B                                      17,305              17,305
----------------------------------------------------------------------------
Class C                                      17,417              17,417
----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/92, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment and does not incur fees or expenses. Performance of class A, B and C shares (newer class shares) includes returns for the fund's class S shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares.

Portfolio Manager's Report

                                      Fund
                                   Commentary

COMMENTARY FROM KIM CAMPBELL,
PORTFOLIO MANAGER OF
STEIN ROE INTERMEDIATE MUNICIPALS FUND

     For the 12-month period ended June 30, 2002, Stein Roe Intermediate Municipals Fund, Class S returned 6.04%. The fund underperformed its benchmark, the Lehman Brothers 10-Year Municipal Bond Index, which returned 7.24% for the same period. It performed in line with its peer group, the Lipper Intermediate Municipal Debt Fund Category, which averaged a return of 6.00% during the same time frame.

--------------------------------------------------------------------------------
Investment Objective and Strategy:

Seeks a high level of total return, consisting of current income exempt from federal income tax, consistent with the preservation of capital. Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in tax-exempt securities. The fund expects to maintain a dollar-weighted average maturity of three to 10 years.

Fund Inception:
October 9, 1985
Net Assets:
$147.7 million
--------------------------------------------------------------------------------


Favorable conditions for fixed-income markets

     During the past 12 months, conditions were generally favorable for fixed-income securities. The Federal Reserve Board lowered short-term interest rates to bail out a weak economy, which was accentuated by the terrorist attacks of September 11, 2001. In addition, the federal government's announcement last October that it would cease issuing 30-year Treasury bonds propelled fixed-income securities higher on the prospects of a dwindling supply of bonds. While this rally gave way at year end amid signs of robust economic growth, the inability of the economy to sustain its first quarter pace led to further increases in bond prices during the spring quarter. At the end of the fiscal year, bond yields were slightly lower than they had been 12 months before, and prices were correspondingly higher. The supply of municipal bonds rose during the period as a weak economy raised the need for borrowing.

However, higher demand more than offset the increased supply and helped municipal bonds increase in value.

--------------------------------------------------------------------------------
Portfolio quality1
                         %
                        ---
AAA                    76.5
AA                     10.5
A                       4.2
BBB and below           4.3
Cash and equivalents    2.4
Non-Rated               2.1
--------------------------------------------------------------------------------


Factors affecting fund performance

     The fund was aided by its ownership of zero-coupon bonds with maturities between 15 and 20 years. (Long-term zero coupon bonds historically have provided above-average price appreciation during periods of declining interest rates.) Performance was also boosted by the fund's holdings of premium, non-callable bonds, which were in demand during the period. Non-callable bonds are securities that cannot be redeemed prior to the stated maturity date. Because issuers cannot redeem these bonds prior to maturity and reissue new ones at lower rates, non-callable bonds effectively reduced the overall reinvestment risk for the fund.

     Airline bonds, which declined sharply in value following the terrorist attacks of last September, were a negative influence on the fund. Another factor that hurt the fund's relative showing against its benchmark was our underweighting of securities with maturities in the one- to seven-year range. This shorter-term sector of the market performed especially well in 2001, a period when interest rate cutting by the Fed pulled short-term yields steadily downward.

Top 10 States1

[bar chart data]:

New York          8.9
Georgia           8.4
Texas             7.9
Illinois          7.7
Arizona           7.0
Massachusetts     5.1
Michigan          4.2
Indiana           4.2
Ohio              4.1
South Carolina    4.1

--------------------------------------------------------------------------------
About Duration

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.
--------------------------------------------------------------------------------


Looking ahead

     We believe that the economy will post a gradual recovery, helped by gains in productivity and subdued inflation. We think that third quarter growth in 2002 may be stronger than what will be reported for the second quarter. As the economic cycle shifted into recovery, we reduced the fund's duration, since growth often presents risks to the fixed-income markets. We will continue to manage duration consistent with our economic outlook. (Duration is a measure of the fund's interest rate sensitivity. See sidebar.) Our purchases will focus on premium coupon securities in the 6- to 15-year range, a sector of the market that we believe represents good value going forward.

--------------------------------------------------------------------------------
Portfolio statistics
                                  As of 6/30/02       As of 6/30/01
Average duration                    6.1 years           6.7 years
Average weighted maturity           8.5 years           9.1 years
Average weighted coupon               5.68%               5.90%
--------------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/02 and are subject to change. The advisor voluntarily limits expenses to 0.70% of average net assets. Fund return as of 6/30/02 would have been lower without this limit. Income distributions are exempt from federal income taxes but may be subject to federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged group of investment-grade municipal bonds. Unlike the fund, an index is not an investment, does not incur fees or expenses and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. Investing in high-yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.


  Maturity1
  as of 6/30/02

[pie chart data]:

0-5 years                  30.9%
5-10 years                 24.9%
10-15 years                31.2%
Greater than 15 years      10.6%
Cash and equivalents        2.4%


1 Top states breakdown is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of investments plus short-term obligations. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns in the future.

Performance Summary

Stein Roe Managed Municipals Fund

Average annual total returns (%)
Period ended June 30, 2002
                                               1-year    5-year    10-year
-----------------------------------------------------------------------------
Stein Roe Managed
Municipals Fund                                 7.06      5.76      6.09
-----------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                      6.92      6.27      6.68
-----------------------------------------------------------------------------
Lipper General Municipal
Debt Fund Average                               5.75      5.02      5.84
-----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper Inc.


INVESTMENT COMPARISON

Growth of a $10,000 Investment, June 30, 1992 to June 30, 2002

[line chart data]:

                  Stein Roe         Lehman Brothers
                  Managed           Municipal
                  Municipals Fund   Bond Index

1992             $10,000.0         $10,000.0
                  10,335.0          10,300.0
                  10,164.0          10,200.0
                  10,214.0          10,266.0
                  10,008.0          10,166.0
                  10,257.0          10,348.0
                  10,390.0          10,453.0
                  10,509.0          10,575.0
                  10,940.0          10,957.0
                  10,791.0          10,841.0
                  10,899.0          10,951.0
                  10,937.0          11,012.0
93                11,081.0          11,196.0
                  11,084.0          11,210.0
                  11,312.0          11,444.0
                  11,434.0          11,574.0
                  11,449.0          11,596.0
                  11,344.0          11,494.0
                  11,561.0          11,737.0
                  11,699.0          11,870.0
                  11,390.0          11,563.0
                  10,955.0          11,092.0
                  11,007.0          11,187.0
                  11,097.0          11,284.0
94                11,048.0          11,215.0
                  11,203.0          11,420.0
                  11,244.0          11,460.0
                  11,093.0          11,292.0
                  10,916.0          11,091.0
                  10,738.0          10,890.0
                  10,938.0          11,130.0
                  11,257.0          11,448.0
                  11,532.0          11,781.0
                  11,640.0          11,917.0
                  11,629.0          11,931.0
                  11,966.0          12,312.0
95                11,834.0          12,204.0
                  11,918.0          12,320.0
                  12,056.0          12,477.0
                  12,152.0          12,555.0
                  12,345.0          12,737.0
                  12,605.0          12,949.0
                  12,758.0          13,073.0
                  12,842.0          13,173.0
                  12,685.0          13,083.0
                  12,477.0          12,916.0
                  12,435.0          12,879.0
                  12,450.0          12,874.0
96                12,577.0          13,015.0
                  12,691.0          13,132.0
                  12,677.0          13,129.0
                  12,878.0          13,313.0
                  13,037.0          13,463.0
                  13,296.0          13,710.0
                  13,240.0          13,652.0
                  13,256.0          13,678.0
                  13,383.0          13,804.0
                  13,193.0          13,620.0
                  13,296.0          13,735.0
                  13,504.0          13,942.0
97                13,653.0          14,091.0
                  14,058.0          14,482.0
                  13,908.0          14,345.0
                  14,093.0          14,516.0
                  14,171.0          14,609.0
                  14,246.0          14,695.0
                  14,476.0          14,910.0
                  14,615.0          15,063.0
                  14,593.0          15,068.0
                  14,579.0          15,081.0
                  14,515.0          15,014.0
                  14,750.0          15,251.0
98                14,796.0          15,310.0
                  14,828.0          15,349.0
                  15,067.0          15,586.0
                  15,240.0          15,781.0
                  15,191.0          15,781.0
                  15,237.0          15,837.0
                  15,272.0          15,876.0
                  15,467.0          16,065.0
                  15,348.0          15,994.0
                  15,348.0          16,017.0
                  15,410.0          16,057.0
                  15,293.0          15,964.0
99                15,043.0          15,734.0
                  15,096.0          15,790.0
                  14,947.0          15,664.0
                  14,911.0          15,670.0
                  14,726.0          15,501.0
                  14,842.0          15,665.0
                  14,747.0          15,548.0
                  14,640.0          15,480.0
                  14,840.0          15,659.0
                  15,156.0          16,000.0
                  15,046.0          15,906.0
                  14,921.0          15,823.0
2000              15,325.0          16,243.0
                  15,553.0          16,468.0
                  15,833.0          16,722.0
                  15,688.0          16,635.0
                  15,866.0          16,816.0
                  16,044.0          16,944.0
                  16,591.0          17,363.0
                  16,686.0          17,535.0
                  16,786.0          17,591.0
                  16,912.0          17,749.0
                  16,479.0          17,557.0
                  16,698.0          17,747.0
2001              16,880.0          17,866.0
                  17,307.0          18,130.0
                  17,736.0          18,430.0
                  17,561.0          18,367.0
                  17,879.0          18,585.0
                  17,492.0          18,429.0
                  17,221.0          18,254.0
                  17,552.0          18,570.0
                  17,824.0          18,793.0
                  17,337.0          18,425.0
                  17,762.0          18,784.0
                  17,867.0          18,898.0
2002              18,061.0          19,099.0



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/92, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Portfolio Manager's Report

                                      Fund
                                   Commentary

COMMENTARY FROM KIM CAMPBELL,
PORTFOLIO MANAGER OF
STEIN ROE MANAGED MUNICIPALS FUND

     Stein Roe Managed Municipals Fund returned 7.06% for the 12-month period ended June 30, 2002. This performance exceeded the fund's benchmark, the Lehman Brothers Municipal Bond Index, which returned a 6.92% gain for the same period. The fund also outperformed its peer group, the Lipper General Municipal Debt Fund Average, which ended the period up 5.75%.

--------------------------------------------------------------------------------
Investment Objective and Strategy:

Seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation. The fund invests at least 80% of its net assets (plus borrowing for investment purposes) in tax-exempt bonds, which primarily are investment grade.

Fund Inception:
February 22, 1977
Net Assets:
$442.7 million
--------------------------------------------------------------------------------


Favorable conditions for fixed-income

     During the past 12 months, conditions were generally favorable for fixed-income securities. The Federal Reserve Board lowered short-term interest rates to bail out a weak economy, which was accentuated by the terrorist attacks of September 11, 2001. And the federal government's announcement last October that it would cease issuing 30-year Treasury bonds propelled fixed-income securities higher on the prospects of a dwindling supply of bonds. While this rally gave way amid perceptions of robust economic growth in late 2001, the inability of the economy to sustain its first quarter pace led to further increases in bond prices during the spring quarter. At the end of the fiscal year, bond yields were slightly lower than they had been 12 months before, and prices were correspondingly higher.

   Top 10 states1
   -------------

[bar chart data]:    %
                  ----
Georgia           14.2
Illinois          12.2
Massachusetts     10.6
Texas              6.5
Pennsylvania       6.4
New York           5.0
Washington         4.7
California         4.5
Indiana            3.4
Florida            3.3



Security selection
helped fund
performance

     Two main factors aided the fund's performance during the past year. One was the fund's ownership of bonds with maturities between 15 and 20 years. The fact that there were relatively steep incremental increases between the yields of bonds in these maturities compared to longer maturities, gave them an attractive risk/reward profile. Premium non-callable bonds were in high demand during the period: a non-call provision means that issuers can not redeem these bonds prior to maturity, an attractive feature that reduces the fund's reinvestment risk. They flourished against a backdrop of declining rates.

--------------------------------------------------------------------------------
Portfolio quality1
-----------------
                         %
                        ---
AAA                    58.2
AA                     15.3
A                      10.6
BBB and below           9.8
Cash and equivalents    0.5
Non-Rated               5.6
--------------------------------------------------------------------------------


     The second important factor was the structure of some of the fund's holdings. Key positions included zero coupon bonds with maturities between 11 and 20 years and deep discount bonds of even longer maturities. Both categories are especially sensitive to changing interest rates, and they helped fund performance during the declining rate environment that prevailed.

     The fund was hurt by its ownership of airline bonds, many of which posted sharp declines following last fall's terrorist attacks. (Private corporations can issue municipal bonds to finance projects with a public purpose.) Although the industry recovered somewhat, the bonds remained in negative territory.

--------------------------------------------------------------------------------
Portfolio statistics
                                  As of 6/30/02       As of 6/30/01
Average duration                    8.6 years          10.7 years
Average weighted maturity          14.9 years          16.5 years
Average weighted coupon               5.24%               5.38%
--------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 6/30/02 and are subject to change. Income distributions are exempt from federal income taxes but may be subject to federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment-grade municipal bonds. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. Investing in high-yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

 Maturity1
 as of 6/30/02

[pie chart data]:

5-10 years                 21.5%
10-15 years                29.9%
15-20 years                24.5%
20-25 years                11.7%
Less than 5 years           1.4%
Greater than 25 years      10.5%
Cash and equivalents        1.5%


1 Top states breakdown is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of investment plus short-term obligations. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns in the future.

Performance Summary

Stein Roe High-Yield Municipals Fund

Average annual total returns (%)
Period ended June 30, 2002
                                               1-year    5-year    10-year
----------------------------------------------------------------------------
Stein Roe High-Yield
Municipals Fund Class S                         7.30      5.04      5.81
----------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index                            6.92      6.27      6.68
----------------------------------------------------------------------------
Lipper High-Yield Municipal
Debt Fund Average                               5.23      4.03      5.56
----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Lehman Brothers Municipal Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund; it is not available for direct investment and does not incur fees or expenses. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Income may be subject to state or local taxes and the federal alternative minimum tax. Capital gains, if any, are subject to federal, state and local taxes. Sources: Lipper, Inc.

INVESTMENT COMPARISON

Growth of a $10,000 Investment, June 30, 1992 to June 30, 2002

[line chart data]:

                  Stein Roe         Lehman Brothers
                  High-Yield        Municipal
                  Municipals Fund   Bond Index

1992             $10,000.0         $10,000.0
                  10,135.0          10,300.0
                  9,960.0           10,200.0
                  9,967.0           10,266.0
                  9,763.0           10,166.0
                  10,020.0          10,348.0
                  10,167.0          10,453.0
                  10,280.0          10,575.0
                  10,685.0          10,957.0
                  10,529.0          10,841.0
                  10,632.0          10,951.0
                  10,684.0          11,012.0
93                10,789.0          11,196.0
                  10,786.0          11,210.0
                  10,994.0          11,444.0
                  11,122.0          11,574.0
                  11,146.0          11,596.0
                  11,087.0          11,494.0
                  11,251.0          11,737.0
                  11,361.0          11,870.0
                  11,126.0          11,563.0
                  10,676.0          11,092.0
                  10,748.0          11,187.0
                  10,888.0          11,284.0
94                10,892.0          11,215.0
                  11,024.0          11,420.0
                  11,068.0          11,460.0
                  10,943.0          11,292.0
                  10,787.0          11,091.0
                  10,590.0          10,890.0
                  10,799.0          11,130.0
                  11,190.0          11,448.0
                  11,456.0          11,781.0
                  11,555.0          11,917.0
                  11,571.0          11,931.0
                  11,923.0          12,312.0
95                11,825.0          12,204.0
                  11,937.0          12,320.0
                  12,060.0          12,477.0
                  12,128.0          12,555.0
                  12,325.0          12,737.0
                  12,555.0          12,949.0
                  12,712.0          13,073.0
                  12,798.0          13,173.0
                  12,693.0          13,083.0
                  12,550.0          12,916.0
                  12,512.0          12,879.0
                  12,531.0          12,874.0
96                12,636.0          13,015.0
                  12,699.0          13,132.0
                  12,730.0          13,129.0
                  12,904.0          13,313.0
                  13,047.0          13,463.0
                  13,256.0          13,710.0
                  13,281.0          13,652.0
                  13,315.0          13,678.0
                  13,421.0          13,804.0
                  13,303.0          13,620.0
                  13,403.0          13,735.0
                  13,610.0          13,942.0
97                13,759.0          14,091.0
                  14,085.0          14,482.0
                  14,022.0          14,345.0
                  14,160.0          14,516.0
                  14,251.0          14,609.0
                  14,351.0          14,695.0
                  14,550.0          14,910.0
                  14,690.0          15,063.0
                  14,713.0          15,068.0
                  14,719.0          15,081.0
                  14,687.0          15,014.0
                  14,878.0          15,251.0
98                14,906.0          15,310.0
                  14,948.0          15,349.0
                  15,129.0          15,586.0
                  15,244.0          15,781.0
                  15,222.0          15,781.0
                  15,276.0          15,837.0
                  15,318.0          15,876.0
                  15,450.0          16,065.0
                  15,410.0          15,994.0
                  15,455.0          16,017.0
                  15,510.0          16,057.0
                  15,541.0          15,964.0
99                15,381.0          15,734.0
                  15,426.0          15,790.0
                  15,273.0          15,664.0
                  15,250.0          15,670.0
                  15,043.0          15,501.0
                  15,141.0          15,665.0
                  14,989.0          15,548.0
                  14,869.0          15,480.0
                  14,990.0          15,659.0
                  15,192.0          16,000.0
                  15,165.0          15,906.0
                  15,084.0          15,823.0
2000              15,351.0          16,243.0
                  15,522.0          16,468.0
                  15,733.0          16,722.0
                  15,681.0          16,635.0
                  15,789.0          16,816.0
                  15,838.0          16,944.0
                  16,061.0          17,363.0
                  16,138.0          17,535.0
                  16,167.0          17,591.0
                  16,277.0          17,749.0
                  16,098.0          17,557.0
                  16,267.0          17,747.0
2001              16,394.0          17,866.0
                  16,653.0          18,130.0
                  17,106.0          18,430.0
                  16,906.0          18,367.0
                  17,095.0          18,585.0
                  16,984.0          18,429.0
                  16,872.0          18,254.0
                  17,063.0          18,570.0
                  17,254.0          18,793.0
                  16,997.0          18,425.0
                  17,325.0          18,784.0
                  17,420.0          18,898.0
2002              17,586.0          19,099.0


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The line chart assumes a $10,000 investment on 6/30/92, reinvestment of distributions, and compares fund performance to an unmanaged group of fixed income securities that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Portfolio Manager's Report

                                      Fund
                                   Commentary

COMMENTARY FROM MAUREEN NEWMAN,
PORTFOLIO MANAGER OF
STEIN ROE HIGH-YIELD MUNICIPALS FUND

     For the 12-month period ended June 30, 2002, Stein Roe High-Yield Municipals Fund Class S delivered a total return of 7.30%. This return exceeded that of the fund's benchmark, the Lehman Brothers Municipal Bond index, which was up 6.92% for the same period. The fund's peer group, the Lipper High-Yield Municipal Debt Fund Category Average, returned 5.23%. Favorable security and sector selection accounted for the fund's strong performance relative to its competition.

--------------------------------------------------------------------------------
Investment Objective and Strategy:

Seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation. The fund invests all of its assets in SR&F High-Yield Municipals Portfolio as part of a master fund/feeder fund structure. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in relatively high-yielding securities.

Fund Inception:
March 5, 1984
Net Assets:
$213.3 million
--------------------------------------------------------------------------------


Bond market solid
during uncertain times

     For all of the turmoil of the past 12 months, it was a good year for bonds. Fixed-income investments surged during the fall of 2001 amid the economic uncertainty created by the terrorist attacks on the US and by the announcement that the US Treasury would stop issuing 30-year bonds. That rally encountered resistance beginning in November, when signs of economic recovery fueled concerns that the Federal Reserve might reverse its policy of lower interest rates. However, bonds returned to favor toward the end of the second quarter of 2002, when the stock market fell prey to accounting worries and poor corporate earnings. By the end of the 12-month period, the yield on the 30-year Treasury bond stood at 5.5%, -- one quarter of one percent below the yield on June 30, 2001. The 10-year bond enjoyed an even stronger rally, with yields finishing the 12-month period one-half of one percent lower than where they started. These lower yields mean that bonds gained in value, above and beyond the income they generated during the year.

Top 10 states1
-------------

[bar chart data]:    %
                  ----
Florida           10.2
Pennsylvania       7.3
Colorado           7.3
Texas              7.2
Washington         5.2
Massachusetts      5.0
California         4.3
North Carolina     4.1
Indiana            3.9
Georgia            3.6


Performance for
the fund

     Although the higher perceived risks of the high-yield municipal market caused it to lag the broader municipal market, the tone of the market was still positive. The fund was aided by strong performances from inverse floating rate bonds, which adjust their coupon rates higher as interest rates decline, and from hospital bonds, which the fund was able to purchase at attractive price levels in early 2002. Individual selections that aided performance included high-coupon bonds issued by the Pittsylvania, Virginia multitrade Cogeneration facility (3.1% of net assets), and the Tampa Bay Water inverse floating rate bonds (4.5% of net assets), whose refunding in 2001 improved the issue's credit quality and effective yield to maturity. The fund was hurt by its holding of Inland Steel revenue bonds and by its investment in airline revenue bonds, which declined sharply following the September 11th attacks.

--------------------------------------------------------------------------------
Portfolio quality1
-----------------
                         %
                        ---
AAA                    17.0
AA                      6.0
A                      13.1
BBB                    20.4
BB and below            6.0
Cash and equivalents    1.2
Non-Rated              36.3
--------------------------------------------------------------------------------


Recent fund activity

    During the past six months, we added several high-coupon bonds to the portfolio. Issuers included the Seminole Tribe in Florida

(0.4% of net assets), which plans on building a new convention center and casino. The fund obtained some exposure to the manufacturing sector through its purchase of bonds issued by small-aircraft manufacturer Cessna, a division of Textron Corporation (0.7% of net assets). Altogether, we have slowly added to our positions in cyclical industries. Many of these economically sensitive issues are more attractively valued than they were a year ago, especially in light of the progress the economy has made since that time.

--------------------------------------------------------------------------------
About Duration

Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and also a more accurate measure of a fund's exposure to changing interest rates.

Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes. Because bond prices move in the opposite direction that interest rates are moving, we lower duration when we expect interest rates to rise or we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration or fall after we shorten duration, fund performance could be hurt.

--------------------------------------------------------------------------------


Outlook

     We continue to position the fund for a long and slow economic recovery, with little in the way of inflationary pressures. In addition to adding more cyclical names as they come to market, we are keeping the fund's duration low, consistent with our belief that near-term returns will derive more from income than from price appreciation. Duration is a measure of interest rate sensitivity. (See sidebar). We expect to use futures contracts selectively to adjust the duration of the fund when so desired.

--------------------------------------------------------------------------------
Portfolio statistics
                                  As of 6/30/02       As of 6/30/01
Average duration                    7.7 years           8.4 years
Average weighted maturity          17.4 years          18.2 years
Average weighted coupon               6.76%               6.68%
--------------------------------------------------------------------------------


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of SR&F High-Yield Municipals Portfolio as of 6/30/02 and are subject to change. Income distributions are exempt from federal income taxes, but may be subject to federal alternative minimum tax and state and local taxes. Capital gains, if any, are also taxable. The Lehman Brothers Municipal Bond Index is an unmanaged group of investment grade-municipal bonds. Unlike the fund, an index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. Investing in high-yield bonds involves greater credit risks than investing in higher-quality bonds. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. The municipal bond management team seeks to identify opportunities and attempts to react quickly to market changes.

 Maturity1
 as of 6/30/02

[pie chart data]:

5-10 years                 20.6
10-15 years                16.4
15-20 years                21.0
20-25 years                16.2
Greater than 25 years      21.7
Less than 5 years           2.9
Cash and equivalents        1.2


1 Top states breakdown is calculated as a percentage of net assets in the SR&F High-Yield Municipals Portfolio. Maturity and quality breakdowns are calculated as a percentage of investments in the SR&F High-Yield Municipals Portfolio, plus short-term obligations. Because the portfolio is actively managed, there can be no guarantee the portfolio will continue to maintain these breakdowns in the future.

SR&F Municipal Money Market Portfolio

Investment Portfolio
June 30, 2002

Municipal Securities - 101.2%                           Par          Value
   Alabama - 0.5%
   Attalla Waterworks Board,
     Series 2001, MBIA, 2.800%, 09/01/02....    $   165,000     $  165,206
   Chambers County Board of Education,
     Series 1999 A, FSA, 4.700%, 05/01/03...        250,000        255,531
   Limestone County,
     Series 2001 A, AMBAC, 2.000%, 11/01/02.        230,000        230,000
                                                              -------------
                                                                   650,737
                                                              -------------
   Arizona - 1.3%
   Phoenix Industrial Development Authority,
     Spring Air Mattress Co., Series 1999, VRDB,
     (LOC: BancOne AZ) 1.600%, 04/01/19 (a).      1,735,000      1,735,000
                                                              -------------

   California - 0.8%
   State Higher Education Loan Authority,
     Series 1994 A, Put Bond, 06/01/03,
     (LOC: State Street) 1.800%, 07/01/05 (a)     1,000,000      1,000,000
                                                              -------------

   Colorado - 7.3%
   Boulder County, Boulder Medical Center Project,
     Series 1998, VRDB, (LOC: Wells Fargo)
     1.450%, 01/01/17 (a)...................      3,190,000      3,190,000
   Colorado Springs, Catalano Family LLP.,
     Series 1998, VRDB, (LOC: BancOne CO)
     1.550%, 07/01/18 (a)...................      1,025,000      1,025,000
   Denver City & County, Worldport Project,
     Series 2000 A, VRDB, (LOC: Morgan Guaranty)
     1.400%, 12/01/29.......................      1,200,000      1,200,000
   Denver County Airport Revenue:
     (LOC: Bayerische Landesbank)
      1.600%, 07/11/02 (a)..................      2,000,000      2,000,000
      1.700%, 08/09/02 (a)..................      1,000,000      1,000,000
   SBC Metropolitan District, Series 1998,
     Put Bond, 12/01/02, (LOC: US Bank)
     2.000%, 12/01/17.......................      1,000,000      1,000,000
                                                              -------------
                                                                 9,415,000
                                                              -------------
   Florida - 0.4%
   Dade County Industrial Development Authority,
     Dolphins Stadium Project, Series 1985 C,
     VRDB, (LOC: Societe Generale)
     1.250%, 01/01/16.......................        300,000        300,000
   Palm Beach County School District,
     Series 1992, AMBAC, 5.700%, 08/01/02...        250,000        250,809
                                                              -------------
                                                                   550,809
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

   Georgia - 0.7%
   Conyers,
     Series 1993, AMBAC, 4.375%, 07/01/02...     $  150,000     $  150,000
   Morgan County Development Authority,
     Ivex Corp., Series 1998, VRDB,
     (LOC: Societe Generale) 1.600%, 06/01/08       800,000        800,000
                                                              -------------
                                                                   950,000
                                                              -------------
   Idaho - 3.6%
   State Health Facilities Authority, St. Lukes
     Regional Medical Center Project, Series 1995,
     VRDB, (LOC: Bayerische Landesbank)
     1.850%, 05/01/22.......................      2,500,000      2,500,000
   State Housing & Finance Association Housing
     Revenue, Balmoral Apartments Project,
     Series 2000, VRDB, (LOC: US Bank)
     1.950%, 05/01/32 (a)...................      2,100,000      2,100,000
                                                              -------------
                                                                 4,600,000
                                                              -------------
   Illinois - 22.6%
   Chicago, Series 2001, Put Bond,
     10/31/02, (LOC: Landesbank Hessen)
     1.900%, 01/03/03.......................      1,000,000      1,000,000
   Chicago, De LaSalle Institute, Series 1997,
     VRDB, (LOC: Northern Trust)
     1.350%, 04/01/27.......................        900,000        900,000
   Chicago, PS Greetings, Inc., Series 1999,
     VRDB, (LOC: LaSalle Bank)
     1.450%, 05/01/24 (a)...................      1,420,000      1,420,000
   Chicago,Stockyards Redevelopment Project,
     Series 1999 A, VRDB, (LOC: Northern Trust)
     1.350%, 12/01/11.......................      1,320,000      1,320,000
   Cook County, Series 2002 B, VRDB,
     (LOC: Landesbank Hessen) 1.430%, 11/01/31    1,000,000      1,000,000
   East Dundee, Otto Engineering, Inc.,
     Series 1998, VRDB, (LOC: LaSalle Bank)
     1.350%, 03/01/26 (a)...................        760,000        760,000
   Glendale Heights, Judy LLC/York Corrugated,
     C160, Series 1998, VRDB, (LOC: Harris Bank)
     1.500%, 08/01/28 (a)...................      1,420,000      1,420,000
   Melrose Park, Ninos Enterprises, Inc.,
     Series 1999, VRDB, (LOC: American National
     Bank) 1.450%, 12/01/24.................      3,200,000      3,200,000
   Morton, Morton Welding Co., Inc.,
     Series 1996 A, VRDB, (LOC: BancOne IL)
     1.650%, 04/01/16 (a)...................        795,000        795,000
   North Aurora IDR, Oberweis Dairy, Inc. Project,
     Series 1995, VRDB, (LOC: LaSalle Bank)
     1.350%, 02/01/10 (a)...................      1,000,000      1,000,000
   Orlando Hills, 88th Avenue Project,
     Series 1985 A, VRDB, (LOC: LaSalle Bank)
     1.250%, 12/01/04.......................      1,000,000      1,000,000
   Palatine, Little City Community Development
     Project, Series 1998, VRDB, (LOC: FHLB)
     1.250%, 12/01/28.......................      1,000,000      1,000,000




See notes to investment portfolio.

                                                        Par          Value

   Quad Cities Regional Economic Development
     Authority, Two Rivers YMCS Project,
     Series 2002, VRDB, (LOC: US Bank)
     1.150%, 12/01/31.......................     $  900,000     $  900,000
   Sauget, Monsanto Co.:
     Series 1993, VRDB, 1.350%, 05/01/28....        800,000        800,000
     Series 1996, VRDB, 1.350%, 09/01/14....        800,000        800,000
   Springfield, Oak Terrace Joint Venture L.P.,
     Series 1999, VRDB, (LOC: Credit Suisse)
     1.250%, 12/01/25.......................      1,000,000      1,000,000
   Springfield, Phillips Brothers, Inc.,
     Series 1998, VRDB, (LOC: BancOne IL)
     1.550%, 06/01/18 (a)...................      1,350,000      1,350,000
   State Development Finance Authority:
     Ivex Corp Project, Series 1998, VRDB,
     (LOC: Societe Generale) 1.600%, 04/01/08 (a) 1,500,000      1,500,000
     McCormick Theological Seminary, Series 1999 A,
     VRDB, (LOC: Northern Trust)
     1.250%, 06/01/19.......................      1,000,000      1,000,000
     Ulich Children's Home Project, Series 1992,
     VRDB, (LOC: American National Bank)
     1.250%, 04/01/07.......................      1,050,000      1,050,000
     Wheaton Academy, Series 1998, VRDB, (LOC:
     Northern Trust) 1.250%, 10/01/28.......      1,000,000      1,000,000
   State Educational Facilities Authority,
     Aurora University, Series 1989, VRDB,
     (LOC: Harris Bank) 1.350%, 01/01/09....      1,400,000      1,400,000
   State Housing Development Authority,
     Sterling Towers Project, Series 2001, VRDB,
     (LOC: LaSalle Bank) 1.450%, 10/01/35 (a)     1,000,000      1,000,000
   Will County, Amoco Corp.,
     Series 1998, VRDB, 1.100%, 03/01/28 (a)      2,700,000      2,700,000
                                                              -------------
                                                                29,315,000
                                                              -------------
   Indiana - 9.3%
   Elkhart County:
     Adorn, Inc., Series 1995, VRDB, (LOC: Harris
     Bank) 1.550%, 08/01/05 (a).............        800,000        800,000
     Crossroads Apartments Project,
     Series 1998 A, VRDB, (LOC: FHLB)
     1.450%, 04/01/28 (a)...................        900,000        900,000
   Plymouth, Hillcrest Apartments,
     Series 1998 A, VRDB, (LOC: FHLB)
     1.350%, 04/01/28 (a)...................        900,000        900,000
   Portage Economic Development Revision,
     Pedcor Investments, Series 1995 A,
     VRDB, (LOC: FHLB) 1.450%, 08/01/30 (a).      3,305,000      3,305,000
   St. Joseph County, Pine Oaks, Series 1997 A,
     VRDB, (LOC: FHLB) 1.350%, 06/01/27 (a).      2,365,000      2,365,000
   State Development Finance Authority:
     Carr Metal Products, Inc., Series 1999, VRDB,
     (LOC: BancOne IN) 1.700%, 01/01/09 (a).      1,020,000      1,020,000



See notes to investment portfolio.

                                                        Par          Value

     USX Corp. Project, Series 1998,
     Put Bond, 08/01/02, (LOC: Nova Scotia)
     1.400%, 12/01/22.......................    $ 1,000,000    $ 1,000,000
   State Educational Facilities Authority
     DePauw University, Series 2002, VRDB,
     (LOC: Northern Trust), 1.050%, 07/01/32      1,000,000      1,000,000
   State Health Facilities Financing Authority,
     Henry County Hospital, Series 1998,
     VRDB, (LOC: Comerica) 1.250%, 04/01/13.        800,000        800,000
                                                              -------------
                                                                12,090,000
                                                              -------------
   Iowa - 10.9%
   Clinton, Sethness Products Co., Series 1996, VRDB,
     (LOC: Northern Trust) 1.300%, 09/01/11 (a)   3,700,000      3,700,000
   Muscatine County, Monsanto Co.,
     Series 1992, VRDB, 1.350%, 10/01/07....      2,900,000      2,900,000
   State Finance Authority:
     Drake University, Series 2001,
     (LOC: Wells Fargo) 1.150%, 07/01/31....        900,000        900,000
     Village Court Assoc. Project, Series 1985 A,
     VRDB, (GTY: El DuPont) 1.300%, 11/01/15      1,100,000      1,100,000
   State Higher Education Loan Authority:
     American Institute of Business, Series 1998,
     VRDB, (LOC: Wells Fargo) 1.400%, 11/01/13    2,000,000      2,000,000
     St. Ambrose University, Series 1995,
     VRDB, (LOC: Wells Fargo) 1.400%, 02/01/05    1,900,000      1,900,000
   State School Cash Anticipation Program TRAN,
     Series 2002, 2.750%, 06/20/03..........      1,000,000      1,010,494
   Woodbury County Educational Facility Revenue,
     Siouxland Medical Educational Foundation,
     Series 1996, VRDB, (LOC: Firstar Bank)
     1.350%, 11/01/16.......................        600,000        600,000
                                                              -------------
                                                                14,110,494
                                                              -------------
   Kentucky - 0.9%
   Shelby County, Roll Forming Corp.,
     Series 1996, VRDB, (LOC: BancOne KY)
     1.550%, 04/01/16 (a)...................      1,190,000      1,190,000
                                                              -------------

   Louisiana - 1.0%
   Bossier City Revenue,
     Series 2001, AMBAC, 3.000%, 10/01/02...        290,000        290,573
   State Public Facilities Authority,
     Bossier Parish AIG Financial,
     Series 2001 A, 3.250%, 08/29/02........      1,000,000      1,000,706
                                                              -------------
                                                                 1,291,279
                                                              -------------
   Michigan - 3.6%
   Berrien County Economic Development Corp.,
     Arlington Metals Corp. Project, Series 1992,
     VRDB, (LOC: American National Bank)
     1.500%, 10/01/04 (a)...................      1,140,000      1,140,000



See notes to investment portfolio.

                                                        Par          Value

   Carman-Ainsworth Community School
     District, Series 2002, FGIC,
     2.50%, 05/01/03.........................   $ 1,000,000   $  1,006,248
   State Hospital Finance Authority,
     Bay Medical Center, Series 1997 A, FSA,
     5.000%, 07/01/02.......................        500,000        500,000
   State Municipal Bond Authority:
     Series 2001 C-2, (LOC: Morgan Guaranty)
      3.500%, 08/22/02......................      1,000,000      1,001,277
     Series 2002 A, 2.250%, 08/21/02........      1,000,000      1,001,312
                                                              -------------
                                                                 4,648,837
                                                              -------------
   Minnesota - 3.0%
   Bloomington IDR, Watkins Pattern Co., Inc.
     Project, Series 2001, VRDB, (LOC: US Bank)
     1.600%, 07/01/21 (a)...................      1,900,000      1,900,000
   Eden Prairie IDR, SWB LLC Project,
     Series 2000 A, VRDB, (LOC: US Bank)
     1.600%, 11/01/20 (a)...................      2,035,000      2,035,000
                                                              -------------
                                                                 3,935,000
                                                              -------------
   Mississippi - 0.4%
   Jackson Redevelopment Authority,
     Series 1997 A, MBIA, 5.000%, 11/01/02..        200,000        201,851
   State Home Corp.,
     Series 2001 D-2, GNMA, 2.350%, 12/01/02 (a)    335,000        335,000
                                                              -------------
                                                                   536,851
                                                              -------------
   Missouri - 2.3%
   St. Louis General Fund Revenue TRAN,
     Series 2002, 2.875%, 06/26/03..........      2,000,000      2,023,380
   State Development Finance Board,
     St. Louis Convention Center, Series 2000 C,
     VRDB, (LOC: Firstar Bank) 1.950%, 12/01/20   1,000,000      1,000,000
                                                              -------------
                                                                 3,023,380
                                                              -------------
   Montana - 1.0%
   Great Falls IDR, Safeway, Inc. Projects,
     Series 1991, Put Bond, 12/01/02, VRDB,
     (LOC: Deutsche Bank
     (Bankers)) 4.750%, 06/01/06............      1,230,000      1,230,000
                                                              -------------

   Nebraska - 1.4%
   State Educational Finance Authority,
     Creighton University, Series 2001,
     VRDB, (LOC: Allied Irish) 1.050%, 08/01/31   1,800,000      1,800,000
                                                              -------------

   New Mexico - 2.4%
   Albuquerque, Menaul School,
     Series 1998, VRDB, (LOC: Wells Fargo)
     1.400%, 06/01/18.......................      1,600,000      1,600,000



See notes to investment portfolio.

                                                        Par          Value

   Canby IDR, Keystone Building System Project,
     Series 2000, VRDB, (LOC: US Bank)
     2.050%, 12/01/20 (a)...................    $ 1,455,000    $ 1,455,000
                                                              -------------
                                                                 3,055,000
                                                              -------------
   Nevada - 2.2%
   Clark County Pollution Control Revenue,
     East Kentucky Power Cooperative, Inc., Series 1984
     J-2, Put Bond, 10/15/02, 2.050%, 10/15/14    1,000,000      1,000,000
   Washoe County Economic Development Revenue,
     Sierra Nevada College Project, Series 2000,
     VRDB, (LOC: Wells Fargo) 1.400%, 07/01/25    1,853,500      1,853,500
                                                              -------------
                                                                 2,853,500
                                                              -------------
   Ohio - 0.6%
   Hancock County Multifamily Revenue,
     Crystal Glen Apartments, Series 1998 B,
     VRDB, (LOC: FHLB) 1.470%, 01/01/31 (a).        750,000        750,000
                                                              -------------

   Oklahoma - 0.2%
   Edmund Public Works Authority Sales Tax & Utility
     System Revenue, Series 2001, AMBAC,
     5.000%, 07/01/02.......................        250,000        250,000
                                                              -------------

   Oregon - 0.8%
   State TAN, Series 2002 A, 3.250%, 05/01/03     1,000,000      1,010,203
                                                              -------------

   Pennsylvania - 2.2%
   Chester County Health & Education Facilities
     Authority, Barclay Friends Corp., Series 1996 B,
     Put Bond, 08/01/02, (LOC: First Union)
     4.600%, 08/01/25.......................      2,350,000      2,391,240
   Williams Valley School District,
     Series 2002, FGIC, 2.000%, 09/01/02....        485,000        485,236
                                                              -------------
                                                                 2,876,476
                                                              -------------

   South Carolina - 1.7%
   Jobs Economic Development Authority,
     Persona, Inc., Project, Series 1998,
     VRDB, (LOC: LaSalle Bank)
     1.350%, 04/01/18 (a)...................      2,130,000      2,130,000
                                                              -------------

   Texas - 7.7%
   Brazos Harbor Industrial Development Corp.,
     Monsanto Co., Series 1991, VRDB,
     1.350%, 03/01/21.......................      1,100,000      1,100,000
   Brownsville Industrial Development Corp.,
     Tella Tool & Manufacturing Co., Series 2000,
     VRDB, (LOC: American National Bank)
     1.500%, 06/01/20 (a)...................        845,000        845,000



See notes to investment portfolio.

                                                        Par          Value

   College Station Independent School District,
     Series 1999, PSF GTD, 6.125%, 08/15/02.     $  160,000   $    160,692
   Fort Bend County Industrial Development Corp.,
     W.W. Grainger, Inc., Series 1989, VRDB,
     (LIQ FAC: Northern Trust) 1.350%, 12/01/02   1,110,000      1,110,000
   Grand Prairie Industrial Development Authority,
     W.W. Granger, Inc., Series 1986, VRDB,
     (LIQ FAC: Northern Trust)
     1.700%, 12/01/11 (a)...................        900,000        900,000
   Harris County Industrial Development Authority,
     Precision General, Inc., Series 1991,
     VRDB, (LOC: Morgan Guaranty)
     1.400%, 10/01/16 (a)...................      2,060,000      2,060,000
   Robertson County Industrial Development Corp.,
     Sanderson Farms, Inc., Series 1995, VRDB,
     (LOC: Harris Bank) 1.450%, 11/01/05 (a)        400,000        400,000
   Texas TRAN, Series 2001 A-L32,
     3.750%, 08/29/02.......................      3,000,000      3,006,120
   Trinity River Authority,
     Community Waste Disposal Project,
     Series 2001, VRDB, (LOC: Wells Fargo)
     1.400%, 05/01/21 (a)...................        395,000        395,000
                                                              -------------
                                                                 9,976,812
                                                              -------------
   Utah - 0.3%
   Eagle Mountain, Series 2001, VRDB,
     (LOC: BNP Paribas) 1.200%, 12/15/25....        400,000        400,000
                                                              -------------

   Virginia - 1.9%
   Dinwiddie County Industrial Development
     Authority, Texas Industries, Inc.,
     Series 1998 A, (LOC: Bank America)
     1.200%, 09/01/28 (a)...................      2,000,000      2,000,000
   Roanoke, Series 1997, 4.500%, 08/01/02...        500,000        501,198
                                                              -------------
                                                                 2,501,198
                                                              -------------
   Washington - 1.7%
   State Housing Finance Commission:
     Evergreen Ridge Apartments Project,
     Series 1994, VRDB, (LOC: US Bank)
     1.500%, 12/01/24 (a)...................      1,115,000      1,115,000
     Hamilton Place Senior Living,
     Series 1996 A, VRDB, (LOC: US Bank)
     1.400%, 07/01/28 (a)...................      1,070,000      1,070,000
                                                              -------------
                                                                 2,185,000
                                                              -------------
   Wisconsin - 8.5%
   Carlton, Wisconsin Power & Light Co.,
     (Aliant Energy), Series 1988, VRDB,
     1.450%, 08/01/15 (a)...................        800,000        800,000
   Chase, Belgiosio Cheese, Inc.,
     Series 1998, VRDB, (LOC: BancOne WI)
     1.550%, 04/01/11 (a)...................        800,000        800,000



See notes to investment portfolio.

                                                        Par          Value

   Holland, White Clover Dairy, Inc.,
     Series 1994, VRDB, (LOC: BancOne WI)
     1.550%, 05/01/05 (a)...................    $ 1,930,000    $ 1,930,000
   Kenosha, Monarch Plastics, Inc.,
     Series 1994, VRDB, (LOC: BancOne WI)
     1.550%, 12/01/09 (a)...................      1,400,000      1,400,000
   Milwaukee Redevelopment Authority,
     Cathedral Place Parking Facilities Project,
     Series 2002, VRDB, (LOC: Bayerische)
     1.290%, 05/01/25.......................      2,000,000      2,000,000
   Monroe, Wisconsin Cheese Group,
     Series 2001, VRDB, (LOC: LaSalle Bank)
     1.450%, 08/01/21.......................      1,900,000      1,900,000
   Pulaski Community School District,
     Series 2002 B, MBIA, 3.000%, 09/01/02..        660,000        661,449
   State Health & Educational Facilities Authority
     Revenue, Riverview Hospital Association,
     Series 2001, VRDB, (LOC: Firstar Bank)
     1.150%, 10/01/30.......................      1,500,000      1,500,000
                                                              -------------
                                                                10,991,449
                                                              -------------
TOTAL MUNICIPAL SECURITIES - 101.2%
   (cost of $131,052,025)(b)................                   131,052,025
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - (1.2)%....                    (1,508,781)
                                                              -------------

NET ASSETS - 100.0%.........................                  $129,543,244
                                                              =============

NOTES TO INVESTMENT PORTFOLIO:

--------------------------------------------------------------------------------

(a) Security is subject to federal alternative minimum tax. At June 30, 2002, the aggregated amortized cost of these securities represented 47.6% of total net assets.

(b) Cost for federal income tax purposes and financial statement purposes is the same.

   Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit (LOC) with a major bank. The rates listed are as of June 30, 2002.

            Acronym                    Name
           --------        -----------------------------

             AMBAC    American Municipal Bond Assurance Corp.
             FGIC      Financial Guaranty Insurance Company
             FHLB             Federal Home Loan Bank
              FSA          Financial Security Assurance
             GNMA    Government National Mortgage Association
              GTY                    Guaranty
              IDR         Industrial Development Revenue
            LIQ FAC             Liquidity Facility
              LOC                Letter of Credit
             MBIA       Municipal Bond Investors Assurance
            PSF GTD   Permanent School Fund of Texas Guaranty
              TAN             Tax Anticipation Notes
             TRAN       Tax and Revenue Anticipation Notes
             VRDB           Variable Rate Demand Bonds



See notes to financial statements.

Stein Roe Intermediate Municipals Fund

Investment Portfolio
June 30, 2002

Municipal Bonds - 100.0%                                Par          Value

EDUCATION - 2.6%
   Education - 2.6%
   IL State Development Finance Authority,
     Economic Development Revenue, Latin
     School of Chicago, Series 1998,
     5.200%, 08/01/11.......................     $  250,000     $  253,110
   TX State Public Finance Authority,
     Southern University, Series 2002,
     5.500%, 11/01/13.......................      2,440,000      2,678,949
   VT State Educational & Health Buildings
     Finance Agency, Norwich University, Series 1998,
     5.750%, 07/01/13.......................        100,000        102,774
   WV State University,
     Series 2000 A, (a) 04/01/15............      1,500,000        806,820
                                                              -------------
                                                                 3,841,653
                                                              -------------

HEALTHCARE - 2.7%
   Hospital - 2.4%
   AL East Health Care Authority
     Health Care Facilities, TAN,
     Series 1993, 5.625%, 09/01/04..........         50,000         51,312
   LA State Public Facilities Authority,
     Touro Infirmary, Series 1999,
     5.200%, 08/15/10.......................        705,000        710,069
   OH Green Springs,
     St. Francis Health Care Center,
     Series 1994 A, 7.000%, 05/15/04........         55,000         54,931
   SC Sumter County,
     Tuomey Regional Medical Center,
     Series 1991, 6.625%, 11/15/04..........      1,040,000      1,145,570
   TX Health Facilities Development
     Corporation Hospital, All Saints Episcopal
     Hospitals, Series 1993 A, 5.800%, 08/15/04      80,000         85,323
   TX Tarrant County Health Facilities
     Development Corporation Hospital, Fort
     Worth Osteopathic Hospital, Series 1993,
     5.800%, 05/15/04.......................         50,000         53,302
   WV State Hospital Finance Authority,
     Series 2000 A, 6.750%, 09/01/22........      1,375,000      1,501,321
                                                              -------------
                                                                 3,601,828
                                                              -------------
   Nursing Home - 0.3%
   IA State Finance Authority,
     Care Initiatives, Series 1998 B,
     5.500%, 07/01/08.......................        395,000        383,644
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

HOUSING - 0.7%
   Multi-Family - 0.2%
   MA State Housing Finance Agency,
     Series 1992 C, 6.350%, 05/15/03........     $  200,000     $  204,722
                                                              -------------

   Single Family - 0.5%
   MD Montgomery County Housing Commission,
     Series A, 5.750%, 07/01/13.............        205,000        220,039
   NE State Investment Authority,
     Series C, 5.650%, 09/01/07.............        495,000        533,575
                                                              -------------
                                                                   753,614
                                                              -------------
INDUSTRIAL - 0.3%
   Food Products - 0.2%
   GA Cartersville Development Authority,
     Anheuser Busch Companies., Inc.,
     Series 2002, 5.100%, 02/01/12..........        350,000        365,921
                                                              -------------

   Manufacturing - 0.1%
   SC State Economic Development Authority,
     Caterpillar, Inc., Series 1998,
     5.050%, 06/01/08.......................        100,000        103,625
                                                              -------------

OTHER - 12.4%
   Pool/Bond Bank - 3.5%
   IN Indianapolis Local Public
     Improvement Bond Bank, Series 1992 D,
     6.500%, 02/01/06.......................      2,100,000      2,345,616
   KS State Development Finance Authority,
     Series 2001, 5.500%, 05/01/14..........      1,000,000      1,105,490
   NY State Environmental Facilities Corp.,
     Series 1994 D, 6.300%, 05/15/05........      1,500,000      1,657,470
                                                              -------------
                                                                 5,108,576
                                                              -------------
   Refunded/Escrowed (b) - 8.9%
   AZ Maricopa County,
     Samaritan Health Services, Series 1978,
     7.625%, 01/01/08.......................      1,710,000      1,947,468
   HI Honolulu City & County,
     Series 1995, 6.000%, 11/01/10..........        135,000        156,055
   IL Metropolitan Pier & Exposition Authority,
     Dedicated State Tax Revenue,
     Series 1992 A, 7.250%, 06/15/05........      2,750,000      3,104,276
   IN State Toll Road Commission,
     Series 1980, 9.000%, 01/01/15..........      2,240,000      3,127,107
   MA State Health & Educational
     Facilities Authority, Carney Hospital,
     Series 1994 D, 6.000%, 07/01/09........      1,000,000      1,081,390
   MI Dickinson County, Memorial Hospital System,
     Series 1998, 7.625%, 11/01/05..........        145,000        154,969
   OH Cuyahoga County, Meridia Health System,
     Series 1995, 6.300%, 08/15/06..........        890,000      1,006,448



See notes to investment portfolio.

                                                        Par          Value

   OH Olmstead Falls Local School District,
     Series 1995, 6.850%, 12/15/11..........     $  550,000     $  623,986
   PA Westmoreland County Municipal Authority,
     Municipal Services, Series 1993 C,
     (a) 08/15/17...........................      1,250,000        590,350
   SC Piedmont Municipal Power Agency,
     Series 1991 A, 6.125%, 01/01/07........        335,000        377,331
   SC Sumter County,
     Tuomey Regional Medical Center,
     Series 1991, 6.625%, 11/15/04..........        960,000      1,062,221
                                                              -------------
                                                                13,231,601
                                                              -------------
OTHER REVENUE - 0.7%
   Recreation - 0.7%

   OR State Department of Administrative Services,
     Series 1999 B, 5.250%, 04/01/15........      1,000,000      1,055,960
                                                              -------------

   Retail - 0.0%
   IA State Finance Authority,
     Mason City Shopping Center,
     Series 1994, 8.500%, 12/01/04..........         50,000         50,603
                                                              -------------

RESOURCE RECOVERY - 1.5%
   Disposal - 0.0%
   MA State Industrial Finance Agency,
     Peabody Monofill Associates, Inc.,
     Series 1995, 9.000%, 09/01/05..........         55,000         58,094
                                                              -------------

   Resource Recovery - 1.5%
   NJ Bergen County Utilities Authority,
     Series 1992 A, 6.250%, 06/15/06........      2,000,000      2,252,740
                                                              -------------

TAX-BACKED - 45.7%
   Local Appropriated - 1.8%
   AZ Arizona State University,
     Series 2002 A, 5.500%, 06/01/15........        500,000        544,665
   CA San Bernardino County,
     Series 2002 A, 5.000%, 07/01/15........      1,000,000      1,067,130
   SC Greenville County School District,
     Series 2002, 5.875%, 12/01/17..........      1,000,000      1,081,440
                                                              -------------
                                                                 2,693,235
                                                              -------------
   Local General Obligations - 19.1%
   AZ Maricopa County Unified School
     District No. 69, Paradise Valley, Series 1995,
     6.350%, 07/01/10.......................        500,000        584,540
   AZ Maricopa County Unified School
     District No. 97, Series 1996 A,

     6.250%, 07/01/06.......................      1,750,000      1,973,160
   AZ Tempe Unified School District No.213,
     Series 1994, 7.000%, 07/01/08..........        500,000        594,830




See notes to investment portfolio.

                                                        Par          Value

   CA Carlsbad Unified School District, Series 1997,
     (a) 11/01/14...........................     $  300,000     $  167,469
   CA Corona-Norco Unified School District,
     Series 2001 C, (a) 09/01/16............      1,000,000        493,150
   CA Natomas Unified School District, Series 1999,
     5.850%, 03/01/15.......................        250,000        287,545
   CA Union Elementary School District,
     Series 1999 A, (a) 09/01/20............      1,000,000        377,670
   CA Yuba City Unified School District, Series 2000,
     (a) 09/01/16...........................      1,960,000        966,574
   CO Adams County, School District Number 12,
     Series 1995 A, (a) 12/15/12............      1,300,000        806,078
   HI Honolulu City & County:
     Series 1990 A, 7.350%, 07/01/06........      1,000,000      1,157,400
     Series 1995, 6.000%, 11/01/10..........        365,000        417,436
   IL Chicago Board of Education,
     Series 1996, 6.250%, 12/01/12..........      2,100,000      2,470,062
   IL Du Page County Special Service Area No. 11,
     Series 1995, 6.750%, 01/01/14..........        990,000      1,108,800
   KS Shawnee County Unified School
     District No. 437, Series 2001,
     5.500%, 09/01/13.......................      1,555,000      1,711,231
   KS Wyandotte County Unified School
     District No. 204, Series 2000 A,
     6.375%, 09/01/11.......................        500,000        590,415
   KY State Turnpike Authority,
     Series 2001 A, 5.500%, 07/01/13........      1,000,000      1,113,640
   LA Orleans Levee District,
     Series 1995 A, 5.950%, 11/01/07........      2,200,000      2,455,530
   MI Anchor Bay School District,
     Series 2001, 5.250%, 05/01/13..........      1,000,000      1,090,640
   MI Berkley, City School District,
     Series 1995, 7.000%, 01/01/09..........        500,000        593,705
   MN West St. Paul, Independent School District
     No. 197, Series 1995, (a) 02/01/04.....        500,000        483,800
   NY New York City:
     Series 1997 A, 7.000%, 08/01/06........        850,000        966,560
     Series 1997 H, 6.000%, 08/01/17........      1,000,000      1,059,120
   OH London School District, Series 2001,
     5.500%, 12/01/15.......................        375,000        406,834
   OH Marion City School District, Series 2000,
     6.500%, 12/01/14.......................        500,000        604,470
   OH Strongsville, Series 1996,
     6.000%, 12/01/06.......................        500,000        551,150
   OR Linn County Community School District No. 9,
     Series 2001, 5.250%, 06/15/17..........      1,120,000      1,171,285
   PA Westmoreland County, Series 1997,
     (a) 12/01/18...........................      1,000,000        431,720
   TX Comal Independent School District,
     Series 2001, 5.500%, 02/01/14..........      1,000,000      1,080,180



See notes to investment portfolio.

                                                        Par          Value

   TX Goose Creek Independent School District,
     Series 2000, 5.250%, 08/15/18..........    $ 2,000,000    $ 2,053,680
   WA Clark County School District No. 37,
     Series 2001 C, (a) 12/01/16............      1,000,000        482,940
                                                              -------------
                                                                28,251,614
                                                              -------------
   Special Non-Property Tax - 10.3%
   CT Special Tax Obligation Infrastructure,
     Series 2001 B,
     5.375%, 10/01/12.......................      1,000,000      1,100,580
   FL Tampa, Series 2000,
     6.000%, 10/01/08.......................      1,000,000      1,141,290
   GA Metropolitan Atlanta Rapid Transportation
     Authority, Series 1998 A, 6.250%, 07/01/10   1,000,000      1,162,550
   IL State, Sales Tax Revenue, Series 2002-2,
     5.500%, 06/15/15.......................      1,000,000      1,104,650
   LA Sulphur Public Import Sales and Use
     Tax, Series 1993-ST, 5.650%, 04/01/04..         50,000         53,136
   MI State,
     Underground Storage Tank Financial Assistance,
     Series 1996 I, 6.000%, 05/01/05........      4,000,000      4,378,120
   NJ State Transportation Trust Fund Authority,
     Series 1995 B, 6.500%, 06/15/10........      1,000,000      1,178,760
   NM Santa Fe, Series 1996 A,
     6.500%, 06/01/06.......................      1,555,000      1,760,167
   NV State, Series 2000 A,
     5.000%, 12/01/06.......................      1,000,000      1,085,860
   NY State Local Government Assistance Corp.,
     Series C, 6.000%, 04/01/12.............        150,000        173,112
   PR Commonwealth of Puerto Rico
     Highway & Transportation Authority,
     Series 2002 E, 5.500%, 07/01/12........      1,000,000      1,124,470
   TX Houston, Series 2001 B, (a) 09/01/17..      2,000,000        917,720
                                                              -------------
                                                                15,180,415
                                                              -------------
   Special Property Tax - 2.6%
   FL Stoneybrook Community Development District,
     Series 1998 B, 5.700%, 05/01/08........      1,505,000      1,518,169
   MO State Development Finance Board,
     Midtown Redevelopment Project,
     Series 2000 A, 6.000%, 04/01/14........      2,000,000      2,229,100
                                                              -------------
                                                                 3,747,269
                                                              -------------
   State Appropriated - 9.3%
   AZ State, Certificates of Participation,
     Series 2002 B, 5.375%, 09/01/08........      2,000,000      2,210,380
   KY State Turnpike Authority,
     Series 1992, 5.800%, 01/01/04..........      1,000,000      1,056,950
   NY Metropolitan Transportation Authority,
     Series 1993 O, 5.500%, 07/01/17........      1,000,000      1,105,950



See notes to investment portfolio.

                                                        Par          Value

   NY State Dormitory Authority,
     City University:
      Series A, 5.625%, 07/01/16............     $  500,000     $  560,195
      Series 1995 A, 5.625%, 07/01/16.......      1,250,000      1,400,487
      Series 2000, 5.000%, 05/15/05.........        685,000        731,998
     City University of New York,
      Series 1995, 5.625%, 07/01/16.........      5,000,000      5,601,950
   NY State Urban Development Corp., Series 1995,
     5.750%, 04/01/11.......................        500,000        555,105
   OH State Higher Education Commission,
     Series II-B, 5.750%, 11/01/04..........        500,000        541,990
                                                              -------------
                                                                13,765,005
                                                              -------------
   State General Obligations - 2.6%
   MA Massachusetts Bay Transportation Authority,
     Series 1994 A, 7.000%, 03/01/07........      2,250,000      2,618,707
   MA State College Building Authority,
     Series 1994 A, 7.500%, 05/01/14........        500,000        639,135
   TX State, Series A, 5.800%, 10/01/04.....        500,000        540,925
                                                              -------------
                                                                 3,798,767
                                                              -------------
TRANSPORTATION - 9.4%
   Air Transportation - 0.5%
   OH Cleveland, Series 1999,
     5.700%, 12/01/19.......................      1,000,000        790,000
                                                              -------------

   Airport - 4.1%
   GA Atlanta,
     Airport Facilities, Series 1996,
     6.500%, 01/01/07.......................      4,000,000      4,533,920
   IN State Transportation Finance Authority,
     Airport Facilities Lease, Series 1992 A,
     6.500%, 11/01/07.......................      1,040,000      1,074,705
   NY Monroe County Airport Authority,
     Greater Rochester International Airport,
     Series 1999, 5.750%, 01/01/12..........        400,000        443,556
                                                              -------------
                                                                 6,052,181
                                                              -------------
   Ports - 0.2%
   WA Port of Seattle,
     Series A, 6.000%, 10/01/08.............        250,000        280,975
                                                              -------------

   Toll Facilities - 3.2%
   CO E-470 Public Highway Authority,
     Series 2000 B, (a) 09/01/18............      1,500,000        649,740
   IL State Regional Transportation Authority,
     Series 2002 B, 5.500%, 06/01/12........      1,000,000      1,104,590
   NJ State Turnpike Authority,
     Series 2000 A, 6.000%, 01/01/13........      1,200,000      1,384,200
   OH State Turnpike Commission:
     Series 1996 A, 6.000%, 02/15/06........        500,000        553,575
     Series 1998 A, 5.500%, 02/15/24........      1,000,000      1,068,320
                                                              -------------
                                                                 4,760,425
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Transportation - 1.4%
   CO State Department of Transportation,
     Series 2000, 6.000%, 06/15/12..........    $ 1,500,000    $ 1,701,750
   DC Metropolitan Area Transit Authority,
     Series 1993, 6.000%, 07/01/07..........        250,000        283,145
                                                              -------------
                                                                 1,984,895
                                                              -------------
UTILITY - 24.0%
   Independent Power Producer - 0.4%
   MI Midland County Economic Development Corp.,
     Series 2000, 6.875%, 07/23/09..........        500,000        509,375
                                                              -------------

   Investor Owned - 0.9%
   AR Pope County,
     Entergy Arkansas, Inc. Project,
     Series 2001, 5.050%, 09/01/28..........        750,000        751,470
   TX Brazos River Authority,
     Texas Utilities Electric Co.,
     Series 1995 B, 5.050%, 06/01/30........        600,000        608,610
                                                              -------------
                                                                 1,360,080
                                                              -------------

   Joint Power Authority - 6.9%
   GA State Municipal Electric Authority,
     Series 1997 Y, 6.400%, 01/01/13........      4,415,000      5,230,653
   NC Eastern Municipal Power Agency:
     Power System, Series 1993 B,
      6.125%, 01/01/09......................      2,000,000      2,180,000
     Series 1993 C, 5.500%, 01/01/07........        415,000        439,394
   SC Piedmont Municipal Power Agency,
     Series 1991 A, 6.125%, 01/01/07........      2,015,000      2,247,168
   TX State Municipal Power Agency,
     Series 1993, (a) 09/01/15..............        250,000        131,100
                                                              -------------
                                                                10,228,315
                                                              -------------
   Municipal Electric - 2.6%
   OK Grand River Dam Authority,
     Series 2002 A, 5.000%, 06/01/12........      1,000,000      1,068,540
   PR Puerto Rico Electric Power Authority,
     Series 2002 KK, 5.250%, 07/01/12.......      1,000,000      1,103,130
   TX Lower Colorado River Authority,
     Series 1999 A, 5.500%, 05/15/21........      1,500,000      1,553,205
   WA Grant County Public Utilities
     District No. 002, Electric System,
     Series 1993 E, 5.300%, 01/01/03........         50,000         50,956
                                                              -------------
                                                                 3,775,831
                                                              -------------
   Water & Sewer - 13.2%
   AR Beaver Water District,
     Benton & Washington Counties,
     Series 1994, 6.000%, 11/15/04..........      2,580,000      2,814,264
   AZ Phoenix Civic Improvement Corp.
     Series 2001, 5.250%, 07/01/08..........      1,130,000      1,238,559



See notes to investment portfolio.

                                                        Par          Value

   AZ State Central Water Conservation District,
     Central Arizona Project, Series A,
     5.500%, 11/01/08.......................     $  250,000     $  278,685
   CA State Department of Water Resources,
     Central Valley Project, Series 2002 X,
     5.500%, 12/01/15.......................      1,000,000      1,121,390
   DE State Economic Development Authority,
     Wilmington Suburban Water Corp.,
     Series 1992 B, 6.450%, 12/01/07........      1,165,000      1,322,904
   GA Columbus, Water & Sewer Revenue,
     Series 2002, 5.000%, 05/01/10..........      1,000,000      1,072,560
   IL Chicago, Series 1993, 6.500%, 11/01/09      2,155,000      2,520,079
   MA State Water Pollution Abatement Trust,
     Series 1999 A, 6.000%, 08/01/19........      2,500,000      2,869,200
   NC Charlotte, Water & Sewer Systems,
     Series 2002 A, 5.000%, 07/01/09........      1,000,000      1,082,170
   TN Metropolitan Government of Nashville
     & Davidson Counties,
     Series 1993, 6.500%, 01/01/10..........      2,750,000      3,209,552
   TX Houston Water & Sewer System,
     Series C, 5.900%, 12/01/05.............        800,000        885,488
   TX Houston Water Conveyance System,
     Series J, 6.125%, 12/15/06.............      1,000,000      1,126,610
                                                              -------------
                                                                19,541,461
                                                              -------------

TOTAL MUNICIPAL BONDS
   (cost of $136,665,859)                                      147,732,424
                                                              -------------

   Short-Term Obligations - 2.4%
   AZ Phoenix Industrial Development Authority,
     Valley of the Sun Y.M.C.A.,
     Series 2001, VRDN, 1.250%, 01/01/31....      1,000,000      1,000,000
   CO Denver Health & Hospital Authority,
     Series 2001 B, VRDN, 1.250%, 12/01/31..        400,000        400,000
   FL Dade County Industrial Development Authority,
     Dolphins Stadium Project, Series 1985 C, VRDN,
     1.100%, 01/01/16.......................        200,000        200,000
   IA State Finance Authority,
     Drake University, Series 2001, VRDN,
     1.300%, 07/01/31.......................        200,000        200,000
   IA Webster County,
     St. Edmond Project, Series 2000, VRDN,
     1.150%, 07/01/20.......................        300,000        300,000
   MN Hennepin County,
     Series 2000 B, VRDN, 1.000%, 12/01/20..        600,000        600,000
   MN Mendota Heights, Series 1991, VRDN,
     1.100%, 11/01/31.......................        300,000        300,000



See notes to investment portfolio.

                                                        Par          Value

   NY State Energy Research & Development Authority,
     Niagara Mohawk Power Corp., Series 1987 B,
     VRDN, 1.200%, 07/01/27.................     $  400,000     $  400,000
   WY Unita County,
     Chevron USA, Inc. Project, Series 1992, VRDN,
     1.150%, 12/01/22.......................        200,000        200,000
                                                              -------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $3,600,000).....................                     3,600,000
                                                              -------------

TOTAL INVESTMENTS - 102.4%
   (cost of $140,265,859)(c)................                   151,332,424
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - (2.4)%...                     (3,620,970)
                                                              -------------

NET ASSETS - 100.0%........................                   $147,711,454
                                                              =============

NOTES TO INVESTMENT PORTFOLIO:

--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) The fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust solely for the purpose of the payment of principal and interest.

(c) Cost for generally accepted accounting principles is $140,265,859. Cost for federal income tax purposes is $140,189,319. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

   Variable rate demand notes (VRDN) are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credit or other credit support agreements from banks. The rates listed are as of June 30, 2002.

            Acronym                    Name
           --------        -----------------------------
              TAN             Tax Anticipation Notes
             VRDN           Variable Rate Demand Notes




See notes to financial statements.

Stein Roe Managed Municipals Fund

Investment Portfolio
June 30, 2002

Municipal Bonds - 98.7%                                 Par          Value

EDUCATION - 3.5%
   Education - 1.8%
   CA State Educational Facilities Authority,
     Loyola Marymount University,
     Series 2001, (a) 10/01/20..............    $ 1,000,000     $  375,320
   MA State Development Finance Agency,
     Boston University,
     Series 1999 P, 5.450%, 05/15/59........      1,000,000        932,890
   MA State Industrial Finance Agency,
     Tufts University,
     Series 1998 H, 4.750%, 02/15/28........      2,000,000      1,859,600
   MN Victoria,
     Holy Family Catholic High School,
     Series 1999 A, 5.850%, 09/01/24........      1,000,000        921,250
   VA State College Building Authority,
     Washington and Lee University,
     Series 2001, 5.375%, 01/01/21..........      2,000,000      2,132,360
   WV State University,
     Series 2000 A, (a) 04/01/18............      3,800,000      1,681,842
                                                              -------------
                                                                 7,903,262
                                                              -------------
   Student Loan - 1.7%
   AK State Student Loan Corp.,
     Series 1994 A, 6.200%, 07/01/09 (b)....      3,870,000      4,112,339
   ME State Educational Loan Marketing Corp.,
     Series 1994 B-1, 6.500%, 11/01/09......      3,000,000      3,314,160
                                                              -------------
                                                                 7,426,499
                                                              -------------
HEALTHCARE - 8.6%
   Congregate Care Retirement - 1.2%
   FL Capital Project Finance Authority,
     Glenridge on Palmer Ranch,
     Series 2002 A, 8.000%, 06/01/32........        500,000        491,875
   OR Clackamas County Hospital Facilities Authority,
     Willamette View,
     Series 1999 A, 7.500%, 11/01/29........      1,000,000      1,070,000
   PA Montgomery County Industrial Development
     Authority, Adult Communities Total Services,
     Series 1996 B, 5.750%, 11/15/17........      3,500,000      3,546,305
                                                              -------------
                                                                 5,108,180
                                                              -------------
   Health Services - 0.4%
   MA State Development Finance Agency,
     Boston Biomedical Research Institute,
     Series 1999, 5.650%, 02/01/19..........        310,000        292,160
   WI State Health & Educational
     Facilities Authority, Marshfield Clinic,
     Series 1999, 6.250%, 02/15/29..........      1,600,000      1,702,928
                                                              -------------
                                                                 1,995,088
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

   Hospital - 6.4%
   FL West Orange Healthcare District,
     Series 2001 A, 5.650%, 02/01/22........    $ 1,050,000    $ 1,053,791
   IL State Development Finance Authority,
     Adventist Health System,
     Series 1999, 5.500%, 11/15/20..........      3,000,000      2,903,130
   IL State Health Facilities Authority,
     Swedish American Hospital,
     Series 2000, 6.875%, 11/15/30..........      1,000,000      1,069,050
   LA State Public Facilities Authority,
     Touro Infirmary,
     Series 1999, 5.625%, 08/15/29..........      1,740,000      1,717,223
   MA State Health & Educational Facilities Authority:
     Dana Farber Cancer Institute, Series 1995 G-1,
      6.250%, 12/01/22......................      3,265,000      3,367,554
     Massachusetts General Hospital, Series 1992 F,
      6.250%, 07/01/12......................      5,750,000      6,631,763
     South Shore Hospital, Series 1999 F:
      5.625%, 07/01/19......................      1,000,000      1,006,660
      5.750%, 07/01/29......................      2,500,000      2,493,175
   MD State Health & Educational
     Facilities Authority,
     University of Maryland Medical System,
     Series 2000, 6.750%, 07/01/30..........        500,000        540,585
   MI Dickinson County,
     Series 1999, 5.800%, 11/01/24..........      1,000,000        924,640
   MS Medical Center Building Corp.,
     University of Mississippi Medical Center,
     Series 1998, 5.500%, 12/01/23..........      1,000,000      1,058,590
   NC State Medical Care Commission,
     Gaston Health Care,
     Series 1998, 5.000%, 02/15/29..........      1,000,000        945,130
   NV Henderson, Catholic Healthcare West,
     Series 1999 A, 6.750%, 07/01/20........      1,000,000      1,045,940
   TX Richardson Hospital Authority,
     Baylor Richardson Medical Center,
     Series 1998, 5.625%, 12/01/28..........        500,000        480,390
   WI State Health & Educational
     Facilities Authority, Wheaton Franciscan Services,
     Series 2002, 5.750%, 08/15/30..........        900,000        902,772
   WV State Hospital Finance Authority,
     Series 2000 A, 6.750%, 09/01/30........      2,000,000      2,165,860
                                                              -------------
                                                                28,306,253
                                                              -------------
   Intermediate Care Facilities - 0.5%
   IN State Health Facilities Financing Authority,
     Hoosier Care, Inc.,
     Series 1999 A, 7.125%, 06/01/34........      2,445,000      2,142,431
                                                              -------------

   Nursing Home - 0.1%
   IN State Health Facilities Financing Authority,
     Metro Health Indiana, Inc.,
     Series 1998, 6.400%, 12/01/33 (c)......      1,400,000        560,000
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

HOUSING - 2.8%
   Multi-Family - 1.7%
   FL Broward County Housing Finance Authority,
     Chaves Lake Apartment Project,
     Series 2000, 7.500%, 07/01/40..........    $ 1,500,000    $ 1,530,000
   FL Clay County Housing Finance Authority,
     Madison Commons Apartments,
     Series 2000 A, 7.450%, 07/01/40........        745,000        759,900
   FL Orange County Housing Finance Authority,
     Palms at Brentwood Apartments,
     Series 1998 K, 6.500%, 12/01/34........      1,975,000      1,804,656
   IL State Development Finance Authority,
     Catholic Charities Housing Development Corp.,
     Series 1993 C, 5.950%, 01/01/09........      1,450,000      1,500,750
   Municipal Mortgage & Equity LLC,
     7.750%, 11/01/10 (d)...................      2,000,000      2,152,500
                                                              -------------
                                                                 7,747,806
                                                              -------------
   Single Family - 1.1%
   ID State Housing Agency,
     Series 1990 E, 7.875%, 07/01/24........        465,000        469,506
   IL Chicago,
     Series 2000 A, 7.150%, 09/01/31........        730,000        822,622
   NM State Mortgage Finance Authority,
     Series 2000 A-2, 7.100%, 09/01/30......      1,460,000      1,635,711
   NV State Housing Division,
     Series 1991 A-2, 7.750%, 04/01/22......      1,205,000      1,218,833
   RI State Housing & Mortgage Finance Corp.,
     Series 1988 1-E, 7.550%, 10/01/22......        515,000        520,856
                                                              -------------
                                                                 4,667,528
                                                              -------------
INDUSTRIAL - 8.2%
   Food Products - 3.7%
   GA Cartersville Development Authority,
     Anheuser Busch Companies., Inc.,
     Series 1999, 7.375%, 05/01/09..........      9,000,000     10,650,330
   IN Hammond,
     American Maize Products Co.,
     Series 1994, 8.000%, 12/01/24..........      4,560,000      4,743,722
   MI State Strategic Fund, Michigan Sugar Co.,
     Carollton Project:
      Series 1998 B, 6.450%, 11/01/25.......        700,000        495,250
      Series 1998 C, 6.550%, 11/01/25.......        800,000        566,000
                                                              -------------
                                                                16,455,302
                                                              -------------
   Forest Products - 4.1%
   LA De Soto Parish,
     International Paper Company,
     Series 1994 A, 7.700%, 11/01/18........      3,250,000      3,491,377
   SC Richland County, Union Camp Corp.,
     Series 1991 B, 7.125%, 09/01/21........      5,000,000      5,100,950
   WA Port Longview Industrial Development Corp.,
     Weyerhaeuser Corp.,
     Series 1992, 6.875%, 10/01/08..........      8,750,000      9,450,788
                                                              -------------
                                                                18,043,115
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Manufacturing - 0.4%
   MO State Development Finance Board,
     Proctor & Gamble Co.,
     Series 1999, 5.200%, 03/15/29..........    $ 1,000,000     $  982,910
   NM Albuquerque Industrial Development Authority,
     Motorola, Inc.,
     Series 1983 A, 10.000%, 06/01/13.......      1,000,000      1,018,690
                                                              -------------
                                                                 2,001,600
                                                              -------------
OTHER - 8.3%
   Refunded/Escrowed (e) - 8.3%
   CA Foothill/Eastern Transportation
     Corridor Agency, Series 1995 A,
     (a) 01/01/18...........................     10,000,000      4,551,800
   CA Southern California Public Power Authority,
     Southern Transmission Project,
     Series 1988 A, (a) 07/01/14............      8,155,000      4,739,931
   FL State, Jacksonville Transportation Authority,
     Series 1985, 9.200%, 01/01/15..........      2,000,000      2,817,740
   GA Fulton County,
     Series 1992, 6.375%, 01/01/14..........     13,270,000     15,697,746
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18........      4,315,000      5,222,272
   SC Calhoun County, Solid Waste Disposal Facilities,
     Eastman Kodak Co., Series 1992,
     6.750%, 05/01/17.......................      3,000,000      3,630,000
                                                              -------------
                                                                36,659,489
                                                              -------------
OTHER REVENUE - 1.3%
   Recreation - 1.1%
   CA Long Beach Aquarium of the Pacific,
     Series 1995 A, 6.125%, 07/01/23........      3,000,000      3,357,750
   FL Capital Trust Agency,
     Seminole Tribe Convention Center,
     Series 2002 A, 10.000%, 10/01/33.......      1,500,000      1,505,625
                                                              -------------
                                                                 4,863,375
                                                              -------------
   Retail - 0.2%
   NJ State Economic Development Authority,
     Glimcher Properties L.P. Project,
     Series 1998, 6.000%, 11/01/28..........        850,000        841,500
                                                              -------------

RESOURCE RECOVERY - 0.2%
   Disposal - 0.2%
   IL Development Finance Authority,
     Waste Management, Inc.,
     Series 1997, 5.050%, 01/01/10..........        500,000        483,330
   MI State Strategic Fund,
     United Waste Systems, Inc.,
     Series 1995, 5.200%, 04/01/10..........        500,000        487,510
                                                              -------------
                                                                   970,840
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

TAX-BACKED - 33.0%
   Local Appropriated - 3.7%
   CA San Bernardino County,
     Series 2002 A, 5.000%, 07/01/15........    $ 2,210,000    $ 2,358,357
   FL Orange County School Board,
     Series 2002 A, 5.250%, 08/01/15........      1,000,000      1,074,840
   IL Chicago Board of Education,
     Series 1992 A, 6.000%, 01/01/16........      5,000,000      5,731,100
   IN Crown Point School Building Corp.,
     Series 2000:
       (a) 01/15/18.........................      1,550,000        691,145
       (a) 01/15/19.........................      1,665,000        695,021
   KY Lexington Fayette County,
     County Detention Center,
     Series 1999, 4.750%, 05/01/24..........      1,420,000      1,342,383
   SC Greenville County School District,
     Series 2002, 5.875%, 12/01/17..........      2,000,000      2,162,880
   TX Houston, Series 2000, 6.400%, 06/01/27      2,000,000      2,212,160
                                                              -------------
                                                                16,267,886
                                                              -------------
   Local General Obligations - 9.3%
   AK North Slope Borough:
     Series 1999 B, (a) 06/30/10............      2,515,000      1,776,470
     Series 2000 B, (a) 06/30/10............      2,000,000      1,412,700
     Series 2001 A, (a) 06/30/12............      5,000,000      3,144,600
   CA Golden West School Financing Authority,
     Series 1999 A, (a) 08/01/15............      1,500,000        791,430
   CA Los Angeles Unified School District,
     Series 2002, 5.750%, 07/01/16..........        400,000        456,472
   CA Union Elementary School District,
     Series 1999 A, (a) 09/01/17............      2,300,000      1,063,198
   CA West Contra Costa Unified School District,
     Series 2001 B, 6.000%, 08/01/24........        465,000        529,444
   CA Yuba City Unified School District,
     Series 2000, (a) 09/01/18..............      1,160,000        501,039
   FL Broward County,
     Series 1986, 12.500%, 01/01/04.........      1,195,000      1,377,202
   HI Honolulu, Series 1998, 4.500%, 07/01/28       700,000        618,919
   IL Champaign County,
     Series 1999, 8.250%, 01/01/20..........      1,015,000      1,393,199
   IL Chicago Board of Education:
     Series 1996, 6.250%, 12/01/12..........      2,500,000      2,940,550
     Series 1998 B-1:
      (a) 12/01/21..........................      1,500,000        510,825
      (a) 12/01/22..........................      3,000,000        955,080
      (a) 12/01/23..........................      5,000,000      1,490,400
   IL Chicago Emergency Telephone System,
     Series 1999, 5.500%, 01/01/23..........      2,250,000      2,387,295
   IL Chicago Public Building Commission,
     Series 1999 B, 5.250%, 12/01/18........      2,000,000      2,110,740
   IL Coles & Cumberland Counties Unified
     School District, Series 2000, (a) 12/01/13   3,120,000      1,824,826
   IL Cook County School District No. 102,
     Series 2001, (a) 12/01/20..............      3,065,000      1,136,012



See notes to investment portfolio.

                                                        Par          Value

   IL Will County Forest Preservation District,
     Series 1999, (a) 12/01/16..............    $ 1,000,000     $  484,980
   IL Will County Unified School District
     No. 365-UVY, Series 1999 B, (a) 11/01/18     1,900,000        810,749
   LA New Orleans,
     Series 1991, (a) 09/01/12..............      6,250,000      3,930,813
   MO Springfield School District No.R-12,
     Series 1991 B, 9.500%, 03/01/07........        600,000        762,516
   PA Philadelphia School District,
     Series 2002 B, 5.625%, 08/01/16........        500,000        542,665
   PA Pittsburgh School District,
     Series 2002 A, 5.500%, 09/01/17........      1,500,000      1,651,380
   TX Galveston County, Series 2001:
     (a) 02/01/20...........................      1,500,000        580,500
     (a) 02/01/22...........................      3,070,000      1,036,463
   TX Hurst Euless Bedford
     Independent School District,
     Series 1998, 4.500%, 08/15/25..........      5,000,000      4,421,400
   TX Katy Independent School District,
     Series 2001, 4.750%, 02/15/22..........        300,000        284,559
   WA Clark County School District No. 37,
     Series 2001 C, (a) 12/01/20............      1,150,000        423,948
                                                              -------------
                                                                41,350,374
                                                              -------------
   Special Non-Property Tax - 6.8%
   IL Metropolitan Pier & Exposition Authority,
     Series 1996 A:
      (a) 06/15/12..........................      5,000,000      3,162,700
      (a) 12/15/12..........................      8,850,000      5,470,716
   IL State:
     Series 2002-2, 5.500%, 06/15/15........      2,000,000      2,209,300
     Series 1992 Q, 6.000%, 06/15/12........     10,000,000     11,407,900
   MA State,
     Series 2002 A, 5.500%, 06/01/15........      1,000,000      1,115,900
   NY New York City Transitional Finance Authority,
     Series 1998 C, 4.750%, 05/01/23........      2,000,000      1,869,260
   NY State Local Government Assistance Corp.,
     Series 1993 E, 5.000%, 04/01/21........      1,000,000      1,010,880
   PR Commonwealth of Puerto Rico,
     Public Building Authority,
     Series 2002 C, 5.500%, 07/01/15........      1,000,000      1,091,470
   TX Houston Hotel Occupancy Tax & Special
     Revenue, Series 2001 B, (a) 09/01/19...      3,460,000      1,387,910
   WA Central Puget Sound Regional
     Transportation Authority,
     Series 1998, 5.250%, 02/01/21..........      1,500,000      1,563,510
                                                              -------------
                                                                30,289,546
                                                              -------------
   Special Property Tax - 0.4%
   CA Huntington Beach Community Facilities
     District, Grand Coast Resort,
     Series 2001, 6.450%, 09/01/31..........        500,000        506,875



See notes to investment portfolio.

                                                        Par          Value

   CA Santa Margarita Water District,
     Series 1999, 6.250%, 09/01/29..........     $  750,000     $  757,500
   IL State Sports Facilities Authority,
     Series 2001, (a) 06/15/18..............      1,000,000        435,200
                                                              -------------
                                                                 1,699,575
                                                              -------------
   State Appropriated - 2.2%
   KY State Turnpike Authority,
     Series 1992, (a) 01/01/10..............      7,500,000      5,452,425
   MI State, 525 Redevco, Inc.,
     Series 2000, (a) 06/01/21..............      1,000,000        356,830
   UT State Building Ownership Authority,
     Series 1998 C, 5.500%, 05/15/19........      3,450,000      3,714,546
                                                              -------------
                                                                 9,523,801
                                                              -------------
   State General Obligations - 10.6%
   FL State Board of Education,
     Series 1998 A, 4.750%, 06/01/28........      1,000,000        934,810
   FL State,
     Broward County Expressway,
     Series 1984, 9.875%, 07/01/09..........      1,100,000      1,453,298
   MA Massachusetts Bay Transportation Authority:
     Series 1992 B, 6.200%, 03/01/16........      9,825,000     11,538,283
     Series 1994 A:
      7.000%, 03/01/14......................      3,150,000      3,889,840
      7.000%, 03/01/19......................      2,500,000      3,116,600
     Series 1998, 4.500%, 03/01/26..........      3,805,000      3,406,312
   MA State College Building Authority Project:
     Series 1994 A, 7.500%, 05/01/11........      1,500,000      1,885,095
     Series 1994 A, 7.500%, 05/01/14........      3,500,000      4,473,945
   PA State, Series 1992-2, 6.250%, 07/01/12     11,200,000     13,190,800
   PR Commonwealth of Puerto Rico,
     Series 2001 A, 5.500%, 07/01/16........      2,800,000      3,122,644
                                                              -------------
                                                                47,011,627
                                                              -------------
TRANSPORTATION - 11.3%
   Air Transportation - 2.0%
   IL Chicago O'Hare International Airport,
     United Airlines, Inc.,
     Series 2000 A, 6.750%, 11/01/11........      1,600,000        812,000
   IN Indianapolis Airport Authority,
     United Airlines Project,
     Series A, 6.500%, 11/15/31.............      3,000,000      2,058,750
   KY Kenton County Airport Board,
     Delta Airlines, Inc.,
     Series 1992 A, 7.500%, 02/01/20........      1,000,000        987,520
   MN Minneapolis & St. Paul Metropolitan
     Airports Commission, Northwest Airlines:
      Series 2001 A, 7.000%, 04/01/25.......      1,250,000      1,103,125
      Series 2001 B, 6.500%, 04/01/25.......        500,000        480,625
   NC Charlotte/Douglas International Airport,
     U.S. Airways, Inc.:
      Series 1998, 5.600%, 07/01/27.........      1,000,000        496,250
      Series 2000, 7.750%, 02/01/28.........      1,000,000        537,500



See notes to investment portfolio.

                                                        Par          Value

   NJ State Economic Development Authority,
     Continental Airlines, Inc.,
     Series 1999, 6.400%, 09/15/23..........    $ 2,000,000    $ 1,705,000
   TN Memphis-Shelby County Airport Authority,
     Federal Express Corp.,
     Series 2002, 5.050%, 09/01/12..........        500,000        505,120
                                                              -------------
                                                                 8,685,890
                                                              -------------
   Airport - 1.9%
   HI State,
     Airport System Revenue,
     Series 1991, 6.900%, 07/01/12..........      6,000,000      7,138,860
   MA State Port Authority,
     Series 1999, 10.560%, 07/01/29.........      1,000,000      1,114,500
                                                              -------------
                                                                 8,253,360
                                                              -------------
   Toll Facilities - 5.9%
   CO E-470 Public Highway Authority,
     Series 2000 B:
      (a) 09/01/18..........................      4,600,000      1,992,536
      (a) 09/01/19..........................      3,500,000      1,415,750
   NY Triborough Bridge & Tunnel Authority:
     Series 1991 X, 6.625%, 01/01/12........      9,915,000     11,895,918
     Series 1992 Y, 6.125%, 01/01/21........      5,500,000      6,350,245
   PA State Turnpike Commission,
     Series 1998 A, 4.750%, 12/01/27........      3,415,000      3,190,805
   VA Richmond Metropolitan Authority,
     Series 1998, 5.250%, 07/15/22..........      1,100,000      1,148,774
                                                              -------------
                                                                25,994,028
                                                              -------------
   Transportation - 1.5%
   GA Metropolitan Atlanta Rapid Transit Authority,
     Series 1992 P, 6.250%, 07/01/20........      4,000,000      4,699,360
   NV State Department of Business & Industry,
     Las Vegas Monorail Project, Series 2000:
      7.375%, 01/01/30......................        650,000        637,813
      7.375%, 01/01/40......................        500,000        486,875
   OH Toledo-Lucas County Port Authority,
     CSX Transportation, Inc.,
     Series 1992, 6.450%, 12/15/21..........      1,000,000      1,062,530
                                                              -------------
                                                                 6,886,578
                                                              -------------
UTILITY - 21.5%
   Independent Power Producer - 0.7%
   NY Suffolk County Industrial Development Agency,
     Nissequogue Cogen Partners,
     Series 1998, 5.500%, 01/01/23..........      1,000,000        927,500
   PR Commonwealth of Puerto Rico Industrial,
     Educational, Medical & Environmental
     Cogeneration Facilities, AES Project, Series 2000,
     6.625%, 06/01/26.......................        650,000        676,351




See notes to investment portfolio.

                                                        Par          Value

   VA Pittsylvania County Industrial
     Development Authority,
     Multitrade of Pittsyvania, Series 1994 A,
     7.550%, 01/01/19.......................    $ 1,500,000    $ 1,524,375
                                                              -------------
                                                                 3,128,226
                                                              -------------
   Investor Owned - 1.1%
   IN Michigan City,
     Northern Indiana Public Service Co.,
     Series 1973 A, 5.700%, 10/01/03........      1,920,000      1,937,530
   IN Petersburg,
     Series 1995 C, 5.950%, 12/01/29........      1,500,000      1,393,140
   IN State Development Finance Authority,
     Series 1999, 5.950%, 08/01/30..........      1,000,000        919,720
   TX Brazos River Authority,
     Texas Utilities Electric Co. Project,
     Series 2001, 5.750%, 05/01/36..........        500,000        501,605
                                                              -------------
                                                                 4,751,995
                                                              -------------
   Joint Power Authority - 9.4%
   GA State Municipal Electric Authority,
     Series 1991, 6.600%, 01/01/18..........     21,300,000     25,840,653
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18........      2,185,000      2,384,643
   NC State Municipal Power Agency,
     Catawba No. 1, Series 1992, (a) 01/01/09     2,360,000      1,814,462
   OH State Municipal Electricity Generation Agency,
     Series 2001, (a) 02/15/29..............      3,000,000        706,200
   TX State Municipal Power Agency,
     Series 1989, (a) 09/01/08..............      1,475,000      1,164,901
   WA State Public Power Supply System:
     Nuclear Project No. 2, Series 1992 A,
      6.300%, 07/01/12......................      3,500,000      4,073,755
     Nuclear Project No. 3, Series 1989 B,
      (a) 07/01/08..........................      7,000,000      5,556,810
                                                              -------------
                                                                41,541,424
                                                              -------------
   Municipal Electric - 3.8%
   NC University of North Carolina at Chapel Hill,
     Series 1997, (a) 08/01/20..............      1,750,000        679,263
   NY Long Island Power Authority,
     Series 2000 A, (a) 06/01/20............        580,000        239,320
   PA Westmoreland County Municipal Authority,
     Series 2000 A, (a) 08/15/23............      1,400,000        438,494
   PR Puerto Rico Electric Power Authority:
      Series 2002 JJ, 5.375%, 07/01/17......        500,000        544,510
      Series 2002 KK, 5.500%, 07/01/16......      2,000,000      2,230,460
   SD Heartland Consumers Power District,
     Series 1992, 6.000%, 01/01/17..........      8,000,000      9,157,760
   TX Austin Financial Service Department,
     Series 1998, 5.250%, 05/15/25..........      3,710,000      3,804,679
                                                              -------------
                                                                17,094,486
                                                              -------------




See notes to investment portfolio.

                                                        Par          Value

   Water & Sewer - 6.5%
   AZ Mesa Utility System Revenue,
     Series 2002, 5.250%, 07/01/15..........    $ 1,600,000    $ 1,740,240
   DE State Economic Development Authority,
     Wilmington Suburban Water Corp.,
     Series 1992 B, 6.450%, 12/01/07........      1,160,000      1,317,226
   GA Atlanta Water & Wastewater Revenue:
     Series 1993, 5.500%, 11/01/22..........      1,225,000      1,318,884
     Series 2002 A, 5.500%, 11/01/27........      1,500,000      1,601,820
   GA Fulton County:
     Series 1998, 4.750%, 01/01/28..........      3,750,000      3,490,537
     Series 1992, 6.375%, 01/01/14..........        430,000        501,720
   PA Allegheny County Sanitation Authority,
     Series 1991 A, (a) 06/01/07............      2,370,000      1,999,664
   PA Dauphin County Industrial Development
     Authority, Dauphin Water Supply Co.,
     Series 1992 A, 6.900%, 06/01/24........      3,400,000      4,020,296
   TX Houston Water & Sewer System Revenue:
     Series 1998, (a) 12/01/23..............      3,500,000      1,063,020
     Series 1991 C:
      (a) 12/01/08..........................      4,000,000      3,128,800
      (a) 12/01/09..........................      4,000,000      2,957,120
      (a) 12/01/10..........................      3,750,000      2,611,762
   TX Wichita Falls,
     Series 2001, 5.375%, 08/01/15..........      2,895,000      3,086,620
                                                              -------------
                                                                28,837,709
                                                              -------------

TOTAL MUNICIPAL BONDS
   (cost of $401,723,327)...................                   437,008,773
                                                              -------------

Municipal Preferred Stocks - 0.5%                    Shares

HOUSING - 0.5%
   Multi-Family - 0.5%
   Charter Municipal Mortgage Acceptance Co.,
     6.625%, 06/30/49 (d)
     (cost of $2,000,000)...................      2,000,000      2,077,500
                                                              -------------

Short-Term Obligations - 0.5%                           Par
   IA State Finance Authority, Diocese of
     Sioux City, Series 1999, VRDN,
     1.300%, 03/01/19 (cost of $2,400,000) .    $ 2,400,000      2,400,000
                                                              -------------

TOTAL INVESTMENTS - 99.7%
   (cost of $406,123,327) (f)...............                   441,486,273
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - 0.3%......                     1,174,039
                                                              -------------

NET ASSETS - 100.0% ........................                  $442,660,312
                                                              =============



See notes to investment portfolio.

NOTES TO INVESTMENT PORTFOLIO:

--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) This security, or a portion thereof, with a total market value of $3,081,598 are being used to collateralize open futures contracts.

(c) This security is in default of certain debt covenants. Income is not being fully accrued.

(d) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $4,230,000, which represents 1.0% of net assets.

(e) The fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust solely for the purpose of the payment of principal and interest.

(f) Cost for generally accepted accounting principles is $406,123,327. Cost for federal income tax purposes is $406,013,044. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

Variable rate demand notes (VRDN) are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credit or other credit support agreements from banks. The rates listed are as of June 30, 2002.

Short futures contracts open at June 30, 2002:

                             Par Value                         Unrealized
                            Covered by       Expiration       Depreciation
             Type            Contracts          Month          at 6/30/02
          -----------      ------------    --------------      ----------
         10 Year U.S.       $11,400,000       September         $(218,703)
         Treasury Note



See notes to financial statements.

SR&F High-Yield Municipals Portfolio

Investment Portfolio
June 30, 2002

Municipal Bonds - 95.6%                                 Par          Value

EDUCATION - 5.1%
   Education - 1.9%
   IL State Development Finance Authority,
     Latin School of Chicago, Series 1998,
     5.650%, 08/01/28.......................    $ 1,725,000    $ 1,655,879
   IL University of Illinois, Certificate of
     Participation, Utilities Infrastructure
     Projects, Series 2001 A, 5.500%, 08/15/16      725,000        775,953
   MN Victoria, Holy Family Catholic High School,
     Series 1999 A, 5.875%, 09/01/29........      1,200,000      1,087,500
   WV State University, Series 2000 A,
     (a) 04/01/19...........................      1,250,000        517,688
                                                              -------------
                                                                 4,037,020
                                                              -------------
   Student Loan - 3.2%
   NE Nebhelp, Inc., Series 1993 A-6,
     6.450%, 06/01/18.......................      4,000,000      4,499,640
   NM State Educational Assistance Foundation,
     Series 1996 A-2, 6.650%, 11/01/25......      1,955,000      1,990,307
   TX Brazos Higher Educational Facilities Authority,
     Series 1993 C-2, 5.875%, 06/01/04......        390,000        391,061
                                                              -------------
                                                                 6,881,008
                                                              -------------
HEALTHCARE - 22.4%
   Congregate Care Retirement - 8.4%
   CA Statewide Community Development Authority,
     Eskaton Village - Grass Valley, Series 2000,
     8.250%, 11/15/31.......................      1,000,000      1,066,250
   FL Capital Project Finance Authority,
     Glenridge on Palmer Ranch, Series 2002 A,
     8.000%, 06/01/32.......................        750,000        737,812
   FL Orange County Health Facilities Authority,
     Orlando Lutheran Towers, Inc., Series 1996,
     8.625%, 07/01/20.......................      3,000,000      3,187,500
   IL State Health Facilities Authority,
     Lutheran Senior Ministries, Series 2001,
     7.375%, 08/15/31.......................        300,000        302,625
   MA State Development Finance Agency,
     Loomis Community Project:
      Series 1999 A, 5.625%, 07/01/15.......        400,000        370,576
      Series 2002 A, 6.900%, 03/01/32.......        100,000        100,125
   MO State Health & Educational Facilities
     Authority, Lutheran Senior Services,
     Series 1997, 5.750%, 02/01/17..........      2,000,000      2,017,320
   NH State Higher Educational & Health Facilities
     Authority, Rivermead at Peterborough, Series 1998,
     5.750%, 07/01/28.......................      1,000,000        867,500



See notes to investment portfolio.

                                                        Par          Value

   NJ State Economic Development Authority:
     Seabrook Village, Inc., Series 2000 A,
      8.250%, 11/15/30......................     $  625,000     $  671,094
     Winchester Gardens, Series 1996 A,
      8.625%, 11/01/25......................      2,000,000      2,085,000
   PA Chartiers Valley Industrial & Commercial
     Development Authority,
     Asbury Health Center, Series 1999,
     6.375%, 12/01/24.......................        750,000        709,687
   PA Lancaster Industrial Development Authority,
     Garden Spot Village, Series 2000 A,
     7.625%, 05/01/31.......................        500,000        518,125
   TN Metropolitan Government, Nashville
     and Davidson County, Blakeford at Green Hills,
     Series 1998, 5.650%, 07/01/24..........      1,250,000      1,085,937
   TX Abilene Health Facilities Development Corp.,
     Sears Methodist Retirement Obligation Group:
      Series 1998 A, 5.900%, 11/15/25.......      2,100,000      1,769,250
      Series 1999, 6.000%, 11/15/29.........        500,000        430,000
   WI State Health & Educational Facilities Authority:
     Attic Angel Obligated Group, Series 1998,
      5.750%, 11/15/27......................      1,250,000      1,021,875
     Clement Manor, Series 1998,
      5.750%, 08/15/24......................      1,350,000      1,155,937
                                                              -------------
                                                                18,096,613
                                                              -------------
   Health Services - 0.5%
   MA State Development Finance Agency,
     Boston Biomedical Research Institute,
     Series 1999, 5.650%, 02/01/19..........        250,000        235,613
   MA State Health & Educational
     Facilities Authority, Civic Investments, Inc.,
     Series 2002 A, 9.000%, 12/15/15........        750,000        763,125
                                                              -------------
                                                                   998,738
                                                              -------------
   Hospital - 8.6%
   AZ Health Facilities Authority,
     Phoenix Memorial Hospital,
     Series 1991, 8.125%, 06/01/12 (b)......      2,325,144        767,298
   CO La Junta,
     Arkansas Valley Regional Medical Center,
     Series 1999, 6.100%, 04/01/24..........        500,000        484,105
   CO State Health Care Facilities Authority:
     National Jewish Medical & Research Center,
      Series 1998, 5.375%, 01/01/23.........        250,000        234,223
     Parkview Medical Center, Inc.,
      Series 2001, 6.600%, 09/01/25.........        300,000        327,000
   FL Orange County Health Facilities Authority,
     Orlando Regional Healthcare System:
      Series 1999, 6.000%, 10/01/26.........        875,000        895,484
      Series 2002, 5.750%, 12/01/32.........        200,000        198,852
   FL West Orange Healthcare District,
     Series 2001 A, 5.650%, 02/01/22........      1,050,000      1,053,791




See notes to investment portfolio.

                                                        Par          Value

   IL Southwestern Illinois Development Authority,
     Anderson Hospital, Series 1999:
      5.500%, 08/15/20......................     $  500,000     $  469,825
      5.625%, 08/15/29......................        250,000        229,993
   MA State Health & Educational Facilities Authority,
     Milford-Whitinsville Hospital, Series 2002 D,
     6.350%, 07/15/32.......................        500,000        497,190
   MI Dickinson County, Series 1999,
     5.800%, 11/01/24.......................      1,300,000      1,202,032
   MI Flint Hospital Building Authority,
     Hurley Medical Center,
     Series 1998 B, 5.375%, 07/01/28........      1,250,000      1,048,662
   MN Maplewood, Healtheast, Inc.,
     Series 1996, 5.700%, 11/15/02..........        500,000        497,060
   NC State Medical Care Commission,
     Stanley Memorial Hospital, Series 1999,
     6.375%, 10/01/29.......................      1,000,000      1,059,930
   NH State Higher Educational & Health
     Facilities Authority, Littleton Hospital
     Assoc., Inc., Series 1998 A,
     6.000%, 05/01/28.......................      1,000,000        786,250
   NY New York City Industrial Development Agency,
     Staten Island University Hospital,
     Series 2001 B, 6.375%, 07/01/31........      1,250,000      1,250,175
   OH Highland County Joint Township
     Hospital District, Series 1999,
     6.750%, 12/01/29.......................      1,220,000      1,133,075
   OH Miami County,
     Upper Valley Medical Center, Inc.,
     Series 1996 A, 6.375%, 05/15/26........      1,015,000      1,021,070
   TX Richardson Hospital Authority,
     Baylor Richardson Medical Center,
     Series 1998, 5.625%, 12/01/28..........      1,200,000      1,152,936
   TX Tyler Health Facilities Development Corp.,
     Mother Frances Hospital,
     Series 1997 A, 5.625%, 07/01/13........      1,785,000      1,784,946
   WA State Health Care Facilities Authority,
     Kadlec Medical Center,
     Series 2001, 5.875%, 12/01/21..........        600,000        621,522
   WI State Health & Educational Facilities
     Authority, Wheaton Franciscan Services,
     Series 2002, 5.750%, 08/15/30..........        600,000        601,848
   WV State Hospital Finance Authority,
     Cam Care Charleston, Series 2000 A,
     6.750%, 09/01/30.......................      1,000,000      1,082,930
                                                              -------------
                                                                18,400,197
                                                              -------------
   Intermediate Care Facilities - 1.4%
   IL State Development Finance Authority,
     Hoosier Care, Inc., Series 1999 A,
     7.125%, 06/01/34.......................      1,490,000      1,305,612
   IN State Health Facilities Financing Authority,
     Hoosier Care, Inc., Series 1999 A,
     7.125%, 06/01/34.......................        150,000        131,438



See notes to investment portfolio.

                                                        Par          Value

   LA State Public Facilities Authority,
     Progressive Healthcare Providers, Inc.,
     Series 1998, 6.375%, 10/01/28..........    $ 2,000,000    $ 1,550,000
                                                              -------------
                                                                 2,987,050
                                                              -------------
   Nursing Home - 3.5%
   AK Juneau, St. Ann's Care Center,
     Series 1999, 6.875%, 12/01/25..........      1,000,000      1,005,000
   CO State Health Facilities Authority,
     Volunteers of America Care Facilities, Inc.,
     Series 1999 A, 5.750%, 07/01/10........        990,000        940,500
   IA State Finance Authority, Care Initiatives,
     Series 1998 B, 5.500%, 07/01/08........        565,000        548,756
   IN State Health Facilities Financing Authority,
     Metro Health Indiana, Inc., Series 1998,
     6.400%, 12/01/33 (b)...................      1,500,000        600,000
   MA State Development Finance Agency,
     Alliance Health Care Facilities,
     Series 1999, 7.100%, 07/01/32..........      1,250,000      1,245,312
   MN Carlton, Inter-Faith Social Services, Inc.,
     Series 2000, 7.750%, 04/01/29..........        750,000        776,250
   MN New Hope, North Ridge Care Center, Inc.,
     Series 1999, 5.875%, 03/01/29..........        600,000        548,250
   MN Sartell, Foundation for Healthcare,
     Series 1999 A, 6.625%, 09/01/29........      2,000,000      1,837,500
   PA Chester County Industrial Development
     Authority, RHA/PA Nursing Home,
     Series 2002, 8.500%, 05/01/32..........        125,000        116,250
                                                              -------------
                                                                 7,617,818
                                                              -------------

HOUSING - 6.0%
Assisted Living/Senior - 2.2%
   DE Kent County, Heritage at Dover,
     Series 1999, 7.625%, 01/01/30..........      1,485,000      1,321,650
   GA Columbus Housing Authority,
     The Gardens at Calvary, Series 1999,
     7.000%, 11/15/29.......................      1,000,000        835,000
   NC State Medical Care Commission,
     DePaul Community Facilities Project,
     Series 1999, 7.625%, 11/01/29..........      1,250,000      1,262,500
   NY Huntington Housing Authority,
     Gurwin Jewish Senior Center,
     Series 1999:
      5.875%, 05/01/19......................      1,100,000        981,750
      6.000%, 05/01/29......................        375,000        329,063
                                                              -------------
                                                                 4,729,963
                                                              -------------
   Multi-Family - 3.1%
   CO State Health Facilities Authority,
     Birchwood Manor, Series 1991 A,
     7.250%, 04/01/11.......................        520,000        521,955



See notes to investment portfolio.

                                                        Par          Value

   FL Broward County Housing Finance Authority,
     Chaves Lake Apartment Project, Series 2000,
     7.500%, 07/01/40.......................     $  750,000     $  765,000
   FL Clay County Housing Finance Authority,
     Madison Commons Apartments, Series 2000 A,
     7.450%, 07/01/40.......................        750,000        765,000
   GA Clayton County Housing Authority,
     Magnolia Park Apartments, Series 1999 A,
     6.250%, 06/01/30.......................      1,000,000        915,880
   IL State Development Finance Authority,
     Catholic Charities Housing Development Corp.,
     Series 1993 C, 5.950%, 01/01/09........      1,400,000      1,449,000
   IN New Castle, Raintree Apartments,
     Series 1988 B, (a) 03/01/18 (b)........     30,625,000         76,563
   OH Greater Allen County Housing Development
     Authority, Steiner-McBride Apartments,
     Series 1987, 10.250%, 09/01/03.........        535,000        536,295
   TX El Paso County Housing Finance Corp.,
     American Village Communities:
      Series 2000 C, 8.000%, 12/01/32.......        345,000        346,725
      Series 2000 D, 10.000%, 12/01/32......        400,000        402,000
   TX State Affordable Housing Corp.,
     NHT/GTEX LLC,
     Series 2001 C, 10.000%, 10/01/31.......        880,000        875,600
                                                              -------------
                                                                 6,654,018
                                                              -------------
   Single Family - 0.7%
   IA State Housing Finance Authority,
     Series 1984 A, (a) 09/01/16............      2,860,000        591,448
   ID State Housing Agency,
     Series 1991 B, 7.500%, 07/01/24........        855,000        872,485
   UT State Housing Finance Agency,
     Series 1991 C-3, 7.550%, 07/01/23......         50,000         50,542
                                                              -------------
                                                                 1,514,475
                                                              -------------
INDUSTRIAL - 7.9%
   Food Products - 2.1%
   IN Hammond,
     American Maize Products Co.,
     Series 1994, 8.000%, 12/01/24..........      3,250,000      3,380,942
   MI State Strategic Fund,
     Michigan Sugar Co., Carollton Project,
     Series 1998 C, 6.550%, 11/01/25........      1,500,000      1,061,250
                                                              -------------
                                                                 4,442,192
                                                              -------------
   Forest Products - 3.4%
   GA Rockdale County Development
     Authority, Solid Waste Disposal, Visy
     Paper, Inc., Series 1993, 7.500%, 01/01/26   1,000,000      1,013,750
   LA Beauregard Parish,
     Boise Cascade Project,
     Series 2002, 6.800%, 02/01/27..........      1,000,000        999,910



See notes to investment portfolio.

                                                        Par          Value

   LA De Soto Parish,
     International Paper Company,
     Series 1994 A, 7.700%, 11/01/18........    $ 1,500,000    $ 1,611,405
   MI Delta County Economic Development Corp.,
     Mead Westvaco Escambia Project,
     Series 2002 B, 6.450%, 04/01/23........        450,000        454,662
   MS Lowndes County, Weyerhaeuser Corp.,
     Series 1992 A, 6.800%, 04/01/22........      2,995,000      3,308,547
                                                              -------------
                                                                 7,388,274
                                                              -------------
   Manufacturing - 0.7%
   KS Wichita Airport Authority,
     Cessna Citation Service Center,
     Series 2002 A, 6.250%, 06/15/32........      1,400,000      1,434,902
                                                              -------------

   Metals & Mining - 0.3%
   NV State Department of Business & Industry,
     Wheeling-Pittsburgh Steel Corp.,
     Series 1999 A, 8.000%, 09/01/14........        250,000        175,000
   VA Greensville County Industrial Development
     Authority, Wheeling Steel, Series 1999 A:
      6.375%, 04/01/04......................         90,000         63,000
      7.000%, 04/01/14......................        555,000        388,500
                                                              -------------
                                                                   626,500
                                                              -------------
   Oil And Gas - 1.4%
   TX Gulf Coast Industrial Development Authority,
     Citgo Petroleum Project,
     Series 1998, 8.000%, 04/01/28..........        500,000        504,985
   TX Texas City Industrial Development Corp.,
     Arco Pipe Line Co. Project,
     Series 1990, 7.375%, 10/01/20..........      2,000,000      2,510,020
                                                              -------------
                                                                 3,015,005
                                                              -------------
OTHER - 9.8%
   Other - 1.3%
   CA Tobacco Securitization Authority,
     Series 2002 B, 6.000%, 06/01/43........      1,100,000      1,056,352
   LA Tobacco Settlement Financing Corp.,
     Series 2001 B, 5.875%, 05/15/39........      2,000,000      1,820,540
                                                              -------------
                                                                 2,876,892
                                                              -------------

   Refunded/Escrowed (c) - 8.5%
     CO Adams County, Series 1991 B:
     11.250%, 09/01/11 (d)..................        905,000      1,354,753
     11.250%, 09/01/12......................      1,440,000      2,276,438
   FL Tampa Bay, Utility System Revenue,
     Series 1999, 9.970%, 10/01/11..........      7,500,000      9,638,250
   GA State Municipal Electric Authority,
     Series 1991 V, 6.600%, 01/01/18........        690,000        842,676
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18........      3,320,000      4,018,063
                                                              -------------
                                                                18,130,180
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

OTHER REVENUE - 0.5%
   Recreation - 0.5%
   CT Mohegan Indians Tribe, Gaming Authority,
     Series 2001, 6.250%, 01/01/31..........     $  275,000     $  280,723
   FL Capital Trust Agency,
     Seminole Tribe Convention Center,
     Series 2002 A, 10.000%, 10/01/33.......        750,000        752,812
                                                              -------------
                                                                 1,033,535
                                                              -------------
RESOURCE RECOVERY - 0.7%
   Disposal - 0.4%
   IL Development Finance Authority,
     Waste Management, Inc.,
     Series 1997, 5.050%, 01/01/10..........        250,000        241,665
   UT Carbon County, Solid Waste Disposal
     Revenue, Laidlaw Environmental,
     Series 1997 A, 7.450%, 07/01/17........        500,000        517,500
                                                              -------------
                                                                   759,165
                                                              -------------

   Resource Recovery - 0.3%
   MA State Development Finance Agency,
     Ogden Haverhill Project,
     Series 1999 A, 6.700%, 12/01/14........        750,000        682,830
                                                              -------------

TAX-BACKED - 15.6%
   Local Appropriated - 1.2%
   PA Philadelphia Municipal Authority,
     Series 1993 D, 6.250%, 07/15/13........      2,500,000      2,568,050
                                                              -------------

   Local General Obligations - 3.0%
   CA Los Angeles Unified School District:
     Series 1997 E, 5.125%, 01/01/27........      3,800,000      3,810,298
     Series 2002, 5.750%, 07/01/16..........        800,000        912,944
   CA Modesto High School District,
     Series 2002 A, (a) 08/01/19............      1,350,000        546,655
   NY New York City,
     Series 1996 B, 7.250%, 08/15/07........      1,000,000      1,163,230
                                                              -------------
                                                                 6,433,127
                                                              -------------
   Special Non-Property Tax - 4.2%
   CO State Department of Transportation Revenue:
     Series 2001 832R-A, 12.160%, 06/15/14..      3,000,000      3,595,260
     Series 2001 832R-B, 12.160%, 06/15/15..      2,000,000      2,371,800
   MO St. Louis County Industrial Development
     Authority, Kiel Center Arena, Series 1992,
     7.875%, 12/01/24.......................      3,000,000      3,083,730
                                                              -------------
                                                                 9,050,790
                                                              -------------



See notes to investment portfolio.

                                                        Par          Value

   Special Property Tax - 2.9%
   CA Huntington Beach Community Facilities District,
     Grand Coast Resort, Series 2000-1,
     6.450%, 09/01/31.......................     $  750,000     $  760,312
   CA Orange County Community Facilities District,
     Ladera Ranch, Series 1999 A,
     6.500%, 08/15/21.......................      1,000,000      1,045,000
   FL Heritage Palms Community Development
     District, Series 1999, 6.250%, 11/01/04        820,000        832,300
   FL Heritage Springs Community
     Development District, Series 1999 B,
     6.250%, 05/01/05.......................        210,000        213,675
   FL Lexington Oaks Community Development
     District:
      Series 2000 A, 7.200%, 05/01/30.......        595,000        622,519
      Series 2000 D, 6.700%, 05/01/07.......        435,000        451,313
   FL Northern Palm Beach County
     Improvement District, Series 1999,
     6.000%, 08/01/29.......................        750,000        758,437
   FL Orlando, Conroy Road Interchange Project,
     Series 1998 A:
      5.500%, 05/01/10......................        200,000        200,500
      5.800%, 05/01/26......................        300,000        291,750
   FL Stoneybrook Community Development District,
     Series 1998 A, 6.100%, 05/01/19........        530,000        533,313
   MI Pontiac Finance Authority,
     Development Area No. 3, Series 2002,
     6.375%, 06/01/31.......................        550,000        543,813
                                                              -------------
                                                                 6,252,932
                                                              -------------
   State Appropriated - 1.1%
   NY Triborough Bridge & Tunnel Authority,
     Javits Convention Center Project,
     Series 1990 E, 7.250%, 01/01/10........      2,000,000      2,352,100
                                                              -------------

   State General Obligations - 3.2%
   MA Massachusetts Bay Transportation Authority,
     Series 1992 B, 6.200%, 03/01/16........      5,825,000      6,840,763
                                                              -------------

TRANSPORTATION - 8.1%
   Air Transportation - 4.6%
   IL Chicago O'Hare International Airport,
     United Airlines, Inc.,
     Series 2000 A, 6.750%, 11/01/11........        800,000        406,000
   IN Indianapolis Airport Authority,
     Federal Express Corp.,
     Series 1994, 7.100%, 01/15/17..........      3,000,000      3,206,820
   MN Minneapolis & St. Paul Metropolitan Airports
     Commission, Northwest Airlines:
      Series 2001 A, 7.000%, 04/01/25.......        500,000        441,250
      Series 2001 B, 6.500%, 04/01/25.......        250,000        240,313
   NC Charlotte, US Airway, Inc.:
     Series 1998, 5.600%, 07/01/27..........        250,000        124,063
     Series 2000, 7.750%, 02/01/28..........        750,000        403,125




See notes to investment portfolio.

                                                        Par          Value

   PA Philadelphia Authority for Industrial Development,
     Aero Philadelphia, Series 1999,
     5.500%, 01/01/24.......................    $ 1,000,000     $  787,500
   TX Alliance Airport Authority,
     AMR Corp., Series 1991,
     7.000%, 12/01/11.......................      4,070,000      3,728,364
   WA Port Seattle, Northwest Airlines, Inc.,
     Series 2000, 7.250%, 04/01/30..........        500,000        451,250
                                                              -------------
                                                                 9,788,685
                                                              -------------
   Ports - 1.4%
   WA Port of Seattle, Series 2000:
     10.420%, 02/01/10......................        625,000        764,762
     10.420%, 02/01/11......................      1,875,000      2,328,750
                                                              -------------
                                                                 3,093,512
                                                              -------------
   Toll Facilities - 1.6%
   CO E-470 Public Highway Authority,
     Series 2000 B:
      (a) 09/01/18..........................      4,000,000      1,732,640
      (a) 09/01/35..........................      8,750,000        761,425
   CO Northwest Parkway Public Highway Authority,
     Series 2001 D, 7.125%, 06/15/41........      1,000,000      1,027,500
                                                              -------------
                                                                 3,521,565
                                                              -------------
   Transportation - 0.5%
   NV State Department of Business & Industry,
     Las Vegas Monorail Project,
     Series 2000, 7.375%, 01/01/40..........      1,000,000        973,750
                                                              -------------

UTILITY - 19.5%
   Independent Power Producer - 6.0%
   MI Midland County Economic Development Corp.,
     Series 2000, 6.875%, 07/23/09..........      1,000,000      1,018,750
   PA State Economic Development Financing
     Authority, Northampton Generating:
      Series 1994 A, 6.500%, 01/01/13.......      2,000,000      2,026,480
      Series 1994 B, 6.750%, 01/01/07.......      3,000,000      3,085,080
   VAPittsylvania County Industrial Development
     Authority, Multitrade of Pittsyvania,
     Series 1994 A:
      7.450%, 01/01/09......................      3,500,000      3,578,750
      7.550%, 01/01/19......................      3,100,000      3,150,375
                                                              -------------
                                                                12,859,435
                                                              -------------
   Investor Owned - 5.6%
   CT State Development Authority,
     Connecticut Light & Power Co.,
     Series 1993 A, 5.850%, 09/01/28........      1,400,000      1,432,928
   IN Petersburg,
     Indiana Power & Light,
     Series 1991, 5.750%, 08/01/21..........      1,000,000        939,340




See notes to investment portfolio.

                                                        Par          Value

   LA Calcasieu Parish Industrial Development Board,
     Entergy Gulf States, Inc.,
     Series 1999, 5.450%, 07/01/10..........     $  500,000     $  496,250
   LA West Feliciana Parish,
     Entergy Gulf States, Inc.,
     Series 1999 B, 6.600%, 09/01/28........        250,000        252,500
   MS State Business Finance Corp.,
     Systems Energy Resources, Inc.,
     Series 1999, 5.900%, 05/01/22..........      1,250,000      1,182,813
   NM Farmington,
     Tucson Electric Power Co.,
     Series 1997 A, 6.950%, 10/01/20........      2,000,000      2,077,500
   NV Humboldt County Pollution Control Revenue,
     Idaho Power Co. Project, Series 1984,
     8.300%, 12/01/14.......................      2,000,000      2,220,100
   PA Beaver County Industrial Development
     Authority, Toledo Edison Co.,
     Series 1995, 7.625%, 05/01/20..........      2,000,000      2,147,500
   TX Brazos River Authority,
     Texas Utilities Electric Co. Project,
     Series 2001, 5.750%, 05/01/36..........      1,300,000      1,304,173
                                                              -------------
                                                                12,053,104
                                                              -------------
   Joint Power Authority - 5.4%
   GA State Municipal Electric Authority,
     Series 1991 V, 6.600%, 01/01/18........      3,375,000      4,014,394
   NC Eastern Municipal Power Agency,
     Series 1991 A, 6.500%, 01/01/18........      1,680,000      1,833,502
   WA State, Public Power Supply System,
     Series 1991 A:
      (a) 07/01/07..........................      3,395,000      2,856,247
      (a) 07/01/07..........................      3,550,000      2,977,846
                                                              -------------
                                                                11,681,989
                                                              -------------
   Municipal Electric - 0.5%
   WA Seattle,
     Series 2001, 5.500%, 03/01/17..........      1,000,000      1,060,040
                                                              -------------

   Water & Sewer - 2.0%
   NH State Industrial Development Authority,
     Pennichuck Water Works, Inc.,
     Series 1988, 7.500%, 07/01/18..........        505,000        556,131
   PA Dauphin County Industrial Development
     Authority, Dauphin Water Supply Co.,
     Series 1992 A, 6.900%, 06/01/24........      3,200,000      3,783,808
                                                              -------------
                                                                 4,339,939
                                                              -------------

TOTAL MUNICIPAL BONDS
   (cost of $202,673,038)...................                   205,176,156
                                                              -------------



See notes to investment portfolio.

Municipal Preferred Stocks - 1.5%                    Shares          Value

HOUSING - 1.5%
   Multi-Family - 1.5%
   Charter Municipal Mortgage Acceptance Co.:
     6.625%, 06/30/49 (e)...................      2,000,000    $ 2,077,500
     7.600%, 11/30/50 (e)...................      1,000,000      1,073,750
                                                              -------------

TOTAL MUNICIPAL PREFERRED STOCKS
   (cost of $3,000,000).....................                     3,151,250
                                                              -------------

Short-Term Obligations - 1.2%                           Par
   Variable Rate Demand Notes - 1.2%
   IA State Finance Authority,
     Burlington Medical Center,
     Series 1997, 1.900%, 06/01/27..........     $  620,000        620,000
   IL Quad Cities Regional Economic Development
     Authority, Two Rivers YMCA Project,
     1.950%, 12/01/31.......................        400,000        400,000
   KS State Development Finance Authority,
     Series 2000, 1.900%, 05/15/26..........        200,000        200,000
   MN Mankato,
     Bethany Lutheran College,
     Series 2000 B, 1.900%, 11/01/15........        500,000        500,000
   MN Minneapolis,
     Series 1998 B, 1.200%, 12/01/16........        100,000        100,000
   MS Jackson County, Chevron U.S.A., Inc.
     Project, 1.750%, 12/01/16..............        400,000        400,000
   WI State Health & Educational Facilities Authority,
     Prohealth, Inc., Series 2001 B,
     1.900%, 08/15/30.......................        400,000        400,000
                                                              -------------

TOTAL SHORT-TERM OBLIGATIONS
   (cost of $2,620,000).....................                     2,620,000
                                                              -------------

TOTAL INVESTMENTS - 98.3%
   (cost of $208,293,038) (f)...............                   210,947,406
                                                              -------------

OTHER ASSETS & LIABILITIES, NET - 1.7%......                     3,612,412
                                                              -------------

NET ASSETS - 100.0%.........................                  $214,559,818
                                                              =============




See notes to investment portfolio.

NOTES TO INVESTMENT PORTFOLIO:

--------------------------------------------------------------------------------

(a)  Zero coupon bond.

(b) This security is in default of certain debt covenants. Income is not being fully accrued.

(c) The fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust solely for the purpose of the payment of principal and interest.

(d) This security, or a portion thereof, with a total market value of $475,235 are being used to collateralize open futures contracts.

(e) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $3,151,250, which represents 1.5% of net assets.

(f) Cost for generally accepted accounting principles is $208,293,038. Cost for federal income tax purposes is $208,105,934. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

   Variable rate demand notes (VRDN) are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credit or other credit support agreements from banks. The rates listed are as of June 30, 2002.

Long futures contracts open at June 30, 2002:

                             Par Value                         Unrealized
                            Covered by       Expiration       Appreciation
             Type            Contracts          Month          at 6/30/02
          -----------      ------------    --------------      ----------
         30 Year U.S.       $7,800,000        September          $148,889
         Treasury Bond

Short futures contracts open at June 30, 2002:

                             Par Value                         Unrealized
                            Covered by       Expiration       Depreciation
             Type            Contracts          Month          at 6/30/02
          -----------      ------------    --------------      ----------
         10 Year U.S.       $26,700,000       September         $(371,418)
         Treasury Note





See notes to financial statements.

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61

Financial Statements

Statements of Assets and Liabilities
June 30, 2002

                                                      SR&F            SR&F
                                                 MUNICIPAL      HIGH-YIELD
                                              MONEY MARKET      MUNICIPALS
                                                 PORTFOLIO       PORTFOLIO
                                            --------------  --------------
Assets:
Investments, at cost.......................   $131,052,025    $208,293,038
                                            --------------  --------------
Investments, at value......................   $131,052,025    $210,947,406
Cash.......................................         79,144          41,523
Receivable for:
   Investments sold........................         20,000       1,880,776
   Interest................................        456,216       3,735,487
   Futures variation margin................             --          15,281
Deferred Trustees' compensation plan.......            324             324
Other assets...............................         11,819             --
                                            --------------  --------------
   Total Assets............................    131,619,528     216,620,797
                                            --------------  --------------
Liabilities:
Payable for:
   Investments purchased...................      2,023,380       1,964,518
   Management fee..........................         28,312          72,390
   Transfer agent fee......................            500             500
   Pricing and bookkeeping fees............            834           1,289
   Trustees' fee...........................            456              --
   Audit fee...............................         17,650          17,575
Deferred Trustees' fee.....................            324             324
Other liabilities..........................          4,828           4,383
                                            --------------  --------------
        Total Liabilities..................      2,076,284       2,060,979
                                            --------------  --------------
Net Assets Applicable
to Investors' Beneficial
Interest...................................   $129,543,244    $214,559,818
                                            ==============  ==============




See notes to financial statements.

Statements of Operations
For the Year Ended June 30, 2002

                                                      SR&F            SR&F
                                                 MUNICIPAL      HIGH-YIELD
                                              MONEY MARKET      MUNICIPALS
                                                 PORTFOLIO       PORTFOLIO
                                             -------------    ------------
Investment Income:
Interest...................................     $2,588,192     $14,365,526
                                             -------------  --------------
Expenses:
Management fee.............................        308,728         956,252
Pricing and bookkeeping fees...............         24,974          32,664
Transfer agent fee.........................          6,000           6,000
Trustees' fee..............................          5,794           5,439
Custody fee................................          4,324           6,765
Audit fee..................................         17,194          17,747
Other expenses.............................          5,478          42,717
                                             -------------  --------------
   Total Expenses..........................        372,492       1,067,584
Custodian earnings credit..................         (1,728)         (2,795)
                                             -------------  --------------
   Net Expenses............................        370,764       1,064,789
                                             -------------  --------------
Net Investment Income......................      2,217,428      13,300,737
                                             -------------  --------------
Net Realized and Unrealized
Gain (Loss) on Portfolio Positions:
Net realized gain (loss) on:
   Investments.............................        (10,787)       (210,443)
   Futures contracts.......................             --         440,537
                                             -------------  --------------
     Net realized gain (loss)..............        (10,787)        230,094
                                             -------------  --------------
Net change in unrealized appreciation/depreciation on:
   Investments.............................             --       2,800,181
   Futures contracts.......................             --         (89,953)
                                             -------------  --------------
     Net change in unrealized appreciation/
       depreciation........................             --       2,710,228
                                             -------------  --------------
   Net Gain (Loss).........................        (10,787)      2,940,322
                                             -------------  --------------
Increase in Net Assets from Operations.....     $2,206,641     $16,241,059
                                             -------------  --------------




See notes to financial statements.


Statements of Changes in Net Assets
                                                                                 SR&F MUNICIPAL               SR&F HIGH-YIELD
                                                                             MONEY MARKET PORTFOLIO        MUNICIPALS PORTFOLIO
                                                                          ----------------------------------------------------------
                                                                              YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
Increase (Decrease) in Net Assets:                                              JUNE 30,     JUNE 30,       JUNE 30,      JUNE 30,
----------------------------------                                                  2002         2001           2002          2001
                                                                          --------------------------------------------------------
Operations:
Net investment income................................................        $ 2,217,428  $ 4,704,024   $ 13,300,737  $ 14,893,101
Net realized gain (loss) on investments and futures contracts........            (10,787)     (30,258)       230,094    (2,167,283)
Net change in unrealized appreciation/depreciation on investments
   and futures contracts.............................................                 --        2,978      2,710,228     4,173,176
                                                                          --------------------------------------------------------
   Net Increase from Operations......................................          2,206,641    4,676,744     16,241,059    16,898,994
                                                                          --------------------------------------------------------
Transactions in Investors' Beneficial Interest:
Contributions........................................................        100,780,374   88,227,756     19,064,963     6,138,469
Withdrawals..........................................................        (94,642,464) (96,785,086)   (46,121,169)  (51,309,604)
                                                                          --------------------------------------------------------
   Net Increase (Decrease) from Transactions in Investors'
      Beneficial Interest............................................          6,137,910   (8,557,330)   (27,056,206)  (45,171,135)
                                                                          --------------------------------------------------------
   Total Increase (Decrease) in Net Assets...........................          8,344,551   (3,880,586)   (10,815,147)  (28,272,141)
Net Assets:
Beginning of period..................................................        121,198,693  125,079,279    225,374,965   253,647,106
                                                                          --------------------------------------------------------
End of period........................................................       $129,543,244 $121,198,693   $214,559,818  $225,374,965
                                                                          ========================================================





See notes to financial statements.




64-65 SPREAD


Statements of Assets and Liabilities
June 30, 2002
                                                                                STEIN ROE    STEIN ROE    STEIN ROE     STEIN ROE
                                                                                MUNICIPAL INTERMEDIATE      MANAGED    HIGH-YIELD
                                                                             MONEY MARKET   MUNICIPALS   MUNICIPALS    MUNICIPALS
                                                                                     FUND         FUND         FUND          FUND
                                                                            --------------------------------------------------------
Assets:
Investments in Portfolio, at value........................................   $112,482,924          $--          $--  $214,559,706
Investments, at value (cost $140,265,859 and $406,123,327, respectively)..             --  151,332,424  441,486,273            --
Cash......................................................................             --       39,123       45,943            --
Receivable for:
   Investments sold.......................................................             --       55,000      115,000            --
   Fund shares sold.......................................................         12,143      228,838       13,738         7,015
   Interest...............................................................             --    2,307,768    7,008,590            --
   Futures variation margin...............................................             --           --       10,688            --
Expense reimbursement due from Advisor....................................             --       19,948           --            --
Deferred Trustees' compensation plan......................................            625        1,554        1,551           945
Other assets..............................................................             --           --           --           114
                                                                            --------------------------------------------------------
        Total Assets......................................................    112,495,692  153,984,655  448,681,783   214,567,780
                                                                            --------------------------------------------------------
Liabilities:
Expense reimbursement due to Advisor......................................         28,831           --           --            --
Payable for:
   Investments purchased..................................................             --    5,468,806    3,866,797            --
   Fund shares repurchased................................................        830,567      161,516      214,998       166,169
   Distributions..........................................................         19,371      518,560    1,631,688       965,958
   Management fee.........................................................             --       53,464      142,022            --
   Administration fee.....................................................         24,352       19,049       38,485        24,787
   Transfer agent fee.....................................................         14,411       10,910       46,800        24,378
   Pricing and bookkeeping fees...........................................          3,614        5,281       13,769         6,821
   Merger fee.............................................................             --           --           --        26,912
   Trustees' fee..........................................................            691          833          112            44
   Audit fee..............................................................          9,900       21,717       21,717        14,075
   Reports to shareholders................................................         18,450        7,620       26,160        18,783
Deferred Trustees' fee....................................................            625        1,554        1,551           945
Other liabilities.........................................................          3,967        3,891       17,372         6,372
                                                                            --------------------------------------------------------
        Total Liabilities.................................................        954,779    6,273,201    6,021,471     1,255,244
                                                                            --------------------------------------------------------
Net Assets................................................................   $111,540,913 $147,711,454 $442,660,312  $213,312,536
                                                                            ========================================================
Composition of Net Assets:
Paid-in capital...........................................................   $111,560,459 $137,169,973 $409,272,415  $219,249,974
Undistributed (overdistributed) net investment income.....................         30,267     (107,990)     (99,213)      (35,919)
Accumulated net realized loss.............................................        (50,801)    (417,094)  (1,657,133)   (8,333,358)
Net unrealized appreciation/depreciation on:
   Investments............................................................            988   11,066,565   35,362,946     2,654,368
   Futures contracts......................................................             --           --     (218,703)     (222,529)
                                                                            --------------------------------------------------------
Net Assets................................................................   $111,540,913 $147,711,454 $442,660,312  $213,312,536
                                                                            ========================================================




See notes to financial statements.




66-67 SPREAD


Statements of Assets and Liabilities (cont)
June 30, 2002
                                                                  STEIN ROE     STEIN ROE      STEIN ROE      STEIN ROE
                                                                 MUNICIPAL   INTERMEDIATE       MANAGED      HIGH-YIELD
                                                               MONEY MARKET    MUNICIPALS     MUNICIPALS     MUNICIPALS
                                                                       FUND          FUND           FUND           FUND
                                                              ------------------------------------------ --------------
CLASS A:
Net assets..................................................  $          --  $ 15,112,932    $        --  $      41,904
Shares outstanding (unlimited number authorized)............             --     1,324,556             --          3,722
                                                              =============  ============  ============= ==============
Net asset value price per share.............................  $          --  $      11.41(a) $        --          11.26(a)
                                                              =============  ============  ============= ==============
Maximum offering price per share............................  $          --  $      11.79(b) $        --  $       11.82(c)
                                                              =============  ============  ============= ==============
CLASS B:
Net assets..................................................  $          --  $  3,669,374    $        --  $          --
Shares outstanding (unlimited number authorized)............             --       321,603             --             --
                                                              =============  ============  ============= ==============
Net asset value and offering price per share................  $          --  $      11.41(a) $        --  $          --
                                                              =============  ============  ============= ==============
CLASS C:
Net assets..................................................  $          --    $  673,656    $        --  $          --
Shares outstanding (unlimited number authorized)............             --        59,041             --             --
                                                              =============  ============  ============= ==============
Net asset value and offering price per share................  $          --      $  11.41(a) $        --  $          --
                                                              =============  ============  ============= ==============
CLASS S:
Net assets..................................................  $ 111,540,913  $128,255,492   $442,660,312  $ 213,270,632
Shares outstanding (unlimited number authorized)............    111,511,174    11,239,094     49,473,011     18,940,749
                                                              =============  ============  ============= ==============
Net asset value, offering and redemption price per share....  $        1.00  $      11.41   $       8.95  $       11.26
                                                              =============  ============  ============= ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) Computation of offering price: 100/96.75. On sales of $100,000 or more offering price is reduced.

(c) Computation of offering price: 100/95.25. On sales of $50,000 or more offering price is reduced.



See notes to financial statements.




68-69 SPREAD


Statements of Operations
For the Year Ended June 30, 2002
                                                                    STEIN ROE    STEIN ROE    STEIN ROE     STEIN ROE
                                                                   MUNICIPAL  INTERMEDIATE     MANAGED     HIGH-YIELD
                                                                 MONEY MARKET   MUNICIPALS   MUNICIPALS    MUNICIPALS
                                                                         FUND         FUND         FUND          FUND
                                                                --------------------------------------------------------
Investment Income:
Interest allocated from Portfolio.............................     $2,305,984   $       --  $        --   $14,365,518
Interest......................................................             --    8,024,148   25,336,959            --
                                                                 ------------ ------------------------- -------------
   Total Investment Income....................................      2,305,984    8,024,148   25,336,959    14,365,518
                                                                 ------------ ------------------------- -------------
Expenses:
Expenses allocated from Portfolio.............................        331,611           --           --     1,064,789
Management fee................................................             --      675,743    1,886,751            --
Administration fee............................................        275,697      218,426      528,381       293,754
Distribution fee:
   Class B....................................................             --       34,334           --            --
   Class C....................................................             --        1,532           --            --
Service fee:
   Class A....................................................             --       28,061           --             8
   Class B....................................................             --       10,565           --            --
   Class C....................................................             --        1,532           --            --
Pricing and bookkeeping fees..................................         44,083       81,902      197,346        82,498
Transfer agent fee............................................        182,019      192,377      627,089       334,558
Trustees' fee.................................................          8,331       11,051       15,831        10,699
Custody fee...................................................          1,175        4,756       12,450         1,258
Registration fee..............................................         28,297       62,398       50,425        49,284
Other expenses................................................         45,002       81,648      125,461       102,600
                                                                 ------------ ------------------------- -------------
   Total Expenses.............................................        916,215    1,404,325    3,443,734     1,939,448
Fees and expenses waived or reimbursed by Advisor.............       (145,982)    (244,512)          --            --
Custody earnings credit.......................................             --       (2,536)      (5,921)           --
                                                                 ------------ ------------------------- -------------
   Net Expenses...............................................        770,233    1,157,277    3,437,813     1,939,448
                                                                 ------------ ------------------------- -------------
Net Investment Income.........................................      1,535,751    6,866,871   21,899,146    12,426,070
                                                                 ------------ ------------------------- -------------
Net Realized and Unrealized Gain (Loss)
   on Investments and Futures Contracts:
Net realized gain (loss) on:
   Investments allocated from Portfolio.......................         (9,466)          --           --       230,094
   Investments................................................             --      879,328    5,359,905            --
   Futures contracts..........................................             --      157,304    4,244,406            --
                                                                 ------------ ------------------------- -------------
       Net realized gain (loss)...............................         (9,466)   1,036,632    9,604,311       230,094
                                                                 ------------ ------------------------- -------------
Net change in unrealized appreciation/depreciation on:
   Investments allocated from Portfolio.......................            577           --           --     2,710,228
   Investments................................................             --      907,696    1,242,489            --
   Futures contracts..........................................             --           --   (1,332,683)           --
                                                                 ------------ ------------------------- -------------
       Net change in unrealized appreciation/depreciation
       on investments and futures contracts...................            577      907,696      (90,194)    2,710,228
                                                                 ------------ ------------------------- -------------
   Net Gain (Loss)............................................         (8,889)   1,944,328    9,514,117     2,940,322
                                                                 ------------ ------------------------- -------------
Increase in Net Assets from Operations........................     $1,526,862   $8,811,199  $31,413,263   $15,366,392
                                                                 ------------ ------------------------- -------------



See notes to financial statements.




70-71 SPREAD


Statements of Changes in Net Assets

                                                                              STEIN ROE                   STEIN ROE
                                                                           MUNICIPAL MONEY               INTERMEDIATE
                                                                              MARKET FUND               MUNICIPALS FUND
                                                                   --------------------------------------------------------------
                                                                        YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
Increase (Decrease) in Net Assets:                                        JUNE 30,     JUNE 30,       JUNE 30,      JUNE 30,
----------------------------------                                            2002         2001           2002          2001 (a)
                                                                    --------------  -----------  -------------  ------------
Operations:
Net investment income.............................................     $ 1,535,751  $ 3,794,983   $  6,866,871   $ 6,921,330
Net realized gain on investments and futures contracts............              --           --      1,036,632       209,438
Net realized loss on investments allocated from Portfolio.........          (9,466)     (26,245)            --            --
Net change in unrealized appreciation/depreciation on investments
    and futures contracts.........................................              --           --        907,696     4,602,773
Net change in unrealized appreciation/depreciation on investments
    allocated from Portfolio......................................             577        2,624             --            --
                                                                    --------------  -----------  -------------  ------------
Net Increase from Operations......................................       1,526,862    3,771,362      8,811,199    11,733,541
                                                                    --------------  -----------  -------------  ------------
Distributions Declared to Shareholders:
From net investment income:
   Class A........................................................              --           --       (627,342)     (244,149)
   Class B........................................................              --           --       (210,511)     (125,866)
   Class C........................................................              --           --        (32,608)      (20,059)
   Class S........................................................      (1,527,113)  (3,866,466)    (6,200,599)   (6,557,559)
From net realized gains:
   Class A........................................................              --           --       (103,290)           --
   Class B........................................................              --           --        (34,660)           --
   Class C........................................................              --           --         (5,369)           --
   Class S........................................................              --           --     (1,020,913)           --
                                                                    --------------  -----------  -------------  ------------
Total Distributions Declared to Shareholders......................      (1,527,113)  (3,866,466)    (8,235,292)   (6,947,633)
                                                                    --------------  -----------  -------------  ------------
Share Transactions:
Class A:
   Subscriptions..................................................              --           --      3,110,265     1,108,278
   Proceeds received in connection with mergers...................              --           --             --    12,945,029
   Distributions reinvested.......................................              --           --        443,182       150,003
   Redemptions....................................................              --           --     (1,493,623)   (1,196,465)
                                                                    --------------  -----------  -------------  ------------
      Net Increase................................................              --           --      2,059,824    13,006,845
                                                                    --------------  -----------  -------------  ------------
Class B:
   Subscriptions..................................................              --           --        209,627        83,707
   Proceeds received in connection with mergers...................              --           --             --     8,267,463
   Distributions reinvested.......................................              --           --        128,411        70,869
   Redemptions....................................................              --           --     (3,674,044)   (1,417,028)
                                                                    --------------  -----------  -------------  ------------
      Net Increase (Decrease).....................................              --           --     (3,336,006)    7,005,011
                                                                    --------------  -----------  -------------  ------------
Class C:
   Subscriptions..................................................              --           --          4,004         2,114
   Proceeds received in connection with mergers...................              --           --             --     1,361,552
   Distributions reinvested.......................................              --           --         17,502        10,813
   Redemptions....................................................              --           --       (318,052)     (410,246)
                                                                    --------------  -----------  -------------  ------------
      Net Increase (Decrease).....................................              --           --       (296,546)      964,233
                                                                    --------------  -----------  -------------  ------------

(a)  Class A, B and C shares were initially offered on January 26, 2001.




See notes to financial statements.





72-73 SPREAD


Statements of Changes in Net Assets (cont)

                                                                      STEIN ROE                    STEIN ROE
                                                                   MUNICIPAL MONEY                INTERMEDIATE
                                                                      MARKET FUND                MUNICIPALS FUND
                                                            --------------------------------------------------------------
                                                                 YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
Increase (Decrease) in Net Assets:                                 JUNE 30,     JUNE 30,       JUNE 30,      JUNE 30,
----------------------------------                                     2002         2001           2002          2001 (a)
                                                             --------------  -----------  -------------  ------------
Share Transactions (cont)
Class S:
   Subscriptions..........................................      140,392,783  164,319,147     41,334,803    23,609,168
   Distributions reinvested...............................        1,397,185    3,539,356      5,158,255     4,902,426
   Redemptions............................................     (138,325,663)(173,501,211)   (50,917,181)  (36,951,191)
                                                             --------------  -----------  -------------  ------------
      Net Increase (Decrease).............................        3,464,305   (5,642,708)    (4,424,123)   (8,439,597)
                                                             --------------  -----------  -------------  ------------
Net Increase (Decrease) from Share Transactions...........        3,464,305   (5,642,708)    (5,996,851)   12,536,492
                                                             --------------  -----------  -------------  ------------
Total Increase (Decrease) in Net Assets...................        3,464,054   (5,737,812)    (5,420,944)   17,322,400
Net Assets:
Beginning of period.......................................      108,076,859  113,814,671    153,132,398   135,809,998
                                                             --------------  -----------  -------------  ------------
End of period.............................................     $111,540,913 $108,076,859   $147,711,454  $153,132,398
                                                             ==============  ===========  =============  ============
Undistributed (overdistributed) net investment income.....       $   30,267   $   21,629     $ (107,990)     $ (6,222)
                                                             --------------  -----------  -------------  ------------
Changes in Shares:
Class A:
   Subscriptions..........................................               --           --        273,108        97,018
   Issued in connection with mergers......................               --           --             --     1,136,725
   Issued for distributions reinvested....................               --           --         39,069        13,207
   Redemptions............................................               --           --       (130,918)     (103,653)
                                                             --------------  -----------  -------------  ------------
      Net Increase........................................               --           --        181,259     1,143,297
                                                             --------------  -----------  -------------  ------------
Class B:
   Subscriptions..........................................               --           --         18,478         7,027
   Issued in connection with mergers......................               --           --             --       725,980
   Issued for distributions reinvested....................               --           --         11,302         6,237
   Redemptions............................................               --           --       (322,860)     (124,561)
                                                             --------------  -----------  -------------  ------------
      Net Increase (Decrease).............................               --           --       (293,080)      614,683
                                                             --------------  -----------  -------------  ------------
Class C:
   Subscriptions..........................................               --           --            350           128
   Issued in connection with mergers......................               --           --             --       119,560
   Issued for distributions reinvested....................               --           --          1,539           952
   Redemptions............................................               --           --        (27,522)      (35,966)
                                                             --------------  -----------  -------------  ------------
      Net Increase (Decrease).............................               --           --        (25,633)       84,674
                                                             --------------  -----------  -------------  ------------
Class S:
   Subscriptions..........................................      140,387,946  164,331,679      3,608,607     2,093,635
   Issued for distributions reinvested....................        1,397,185    3,539,356        453,809       436,242
   Redemptions............................................     (138,325,663)(173,501,211)    (4,456,535)   (3,287,944)
                                                             --------------  -----------  -------------  ------------
      Net Increase (Decrease).............................        3,459,468   (5,630,176)      (394,119)     (758,067)
                                                             --------------  -----------  -------------  ------------

(a)  Class A, B and C shares were initially offered on January 26, 2001.



See notes to financial statements.




74-75 SPREAD


Statements of Changes in Net Assets

                                                                                 STEIN ROE                    STEIN ROE
                                                                                  MANAGED                     HIGH-YIELD
                                                                               MUNICIPALS FUND              MUNICIPALS FUND
                                                                       -------------------------------------------------------------
                                                                            YEAR ENDED   YEAR ENDED     YEAR ENDED    YEAR ENDED
Increase (Decrease) in Net Assets:                                            JUNE 30,     JUNE 30,       JUNE 30,      JUNE 30,
----------------------------------                                                2002         2001           2002          2001 (a)
                                                                        --------------------------------------------------------
Operations:
Net investment income................................................     $ 21,899,146 $ 23,529,354   $ 12,426,070  $ 14,079,156
Net realized gain on investments and futures contracts...............        9,604,311    2,610,060             --            --
Net realized gain (loss) on investments allocated from Portfolio.....               --           --        230,094    (2,167,497)
Net change in unrealized appreciation/depreciation on investments
    and futures contracts............................................          (90,194)  18,804,629             --            --
Net change in unrealized appreciation/depreciation on investments
   allocated from Portfolio..........................................               --           --      2,710,228     4,172,995
                                                                        --------------------------------------------------------
Net Increase from Operations.........................................       31,413,263   44,944,043     15,366,392    16,084,654
                                                                        --------------------------------------------------------
Distributions Declared to Shareholders:
From net investment income:
   Class A...........................................................               --           --           (166)          (53)
   Class S...........................................................      (21,918,700) (23,563,083)   (12,751,456)  (14,034,351)
From net realized gains:
   Class S...........................................................      (10,784,241)  (3,397,797)            --            --
                                                                        --------------------------------------------------------
Total Distributions Declared to Shareholders.........................      (32,702,941) (26,960,880)   (12,751,622)  (14,034,404)
                                                                        --------------------------------------------------------
Share Transactions:
Class A:
   Subscriptions.....................................................               --           --         40,656         1,000
   Distributions reinvested..........................................               --           --             56            53
                                                                        --------------------------------------------------------
      Net Increase...................................................               --           --         40,712         1,053
                                                                        --------------------------------------------------------
Class S:
   Subscriptions.....................................................      123,618,485  117,914,498     32,494,590    16,198,748
   Distributions reinvested..........................................       20,950,871   16,506,899      7,872,926     9,458,044
   Redemptions.......................................................     (154,985,466)(156,243,597)   (54,660,074)  (56,545,431)
                                                                        --------------------------------------------------------
      Net Decrease...................................................      (10,416,110) (21,822,200)   (14,292,558)  (30,888,639)
                                                                        --------------------------------------------------------
Net Decrease from Share Transactions.................................      (10,416,110) (21,822,200)   (14,251,846)  (30,887,586)
                                                                        --------------------------------------------------------
Total Decrease in Net Assets.........................................      (11,705,788)  (3,839,037)   (11,637,076)  (28,837,336)
Net Assets:
Beginning of period..................................................      454,366,100  458,205,137    224,949,612   253,786,948
                                                                        --------------------------------------------------------
End of period........................................................     $442,660,312 $454,366,100   $213,312,536  $224,949,612
                                                                        ========================================================
Undistributed (overdistributed) net investment income................        $ (99,213)  $ (212,743)     $ (35,919)   $  173,063
                                                                        --------------------------------------------------------
Changes in Shares:
Class A:
   Subscriptions.....................................................               --           --          3,622            90
   Issued for distributions reinvested...............................               --           --              5             5
                                                                        --------------------------------------------------------
       Net Increase..................................................               --           --          3,627            95
                                                                        --------------------------------------------------------
Class S:
   Subscriptions.....................................................       13,747,862   13,117,052      2,871,106     1,450,026
   Issued for distributions reinvested...............................        2,355,595    1,847,836        700,510       848,660
   Redemptions.......................................................      (17,188,343) (17,394,723)    (4,865,513)   (5,051,528)
                                                                        --------------------------------------------------------
        Net Decrease.................................................       (1,084,886)  (2,429,835)    (1,293,897)   (2,752,842)
                                                                        --------------------------------------------------------

(a)  Class A shares were initially offered on July 31, 2000.



See notes to financial statements.





76-77 SPREAD

Notes to Financial Statements

Notes to Financial Statements
June 30, 2002

Note 1. Accounting Policies

Organization:

     Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds") are series of Liberty-Stein Roe Funds Municipal Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund invest substantially all of their assets in SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (the "Portfolios"), respectively.

     The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High-Yield Municipals Portfolio commenced operations on February 2, 1998. At commencement, Stein Roe High-Yield Municipals Fund contributed $335,711,000 in securities and other net assets to SR&F High-Yield Municipals Portfolio in exchange for beneficial ownership of the Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Service. At June 30, 2002, Stein Roe Municipal Money Market Fund owned
86.8 % of SR&F Municipal Money Market Portfolio; and Stein Roe High-Yield Municipals Fund owned 99.9% of SR&F High-Yield Municipals Portfolio.

     Stein Roe High-Yield Municipals Fund offers two classes of shares: Class A and Class S shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares, as described in the prospectus.

     Stein Roe Intermediate Municipals Fund offers four classes of shares: Class A, Class B, Class C, and Class S. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S shares, as described in the Fund's prospectus.

     On January 26, 2001, Liberty Intermediate Tax Exempt Fund merged into Stein Roe Intermediate Municipals Fund as follows:

                          Liberty Intermediate
                             Tax-Exempt Fund          Unrealized
     Shares Issued         Net Assets Received      Appreciation(1)
-------------------------------------------------------------------
       1,982,265               $22,574,044            $1,432,367


     Net Assets of            Net Assets of
      Stein Roe                  Liberty
     Intermediate             Intermediate           Net Assets of
      Municipals             Tax-Exempt Fund           the Fund
      Fund prior            immediately prior      immediately after
    to combination           to combination           combination
-----------------------------------------------------------------
     $136,775,894              $22,574,044           $159,349,938

1 Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios and Funds in the preparation of their financial statements.

Security Valuations:

     Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees (the "Trustees"), which has authorized the use of bid valuations provided by a pricing service, except for SR&F Municipal Money Market Portfolio. This Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Trustees would consider what action, if any, should be taken. Stein Roe Municipal Money Market Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

     Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Funds or the Portfolios owned when-issued or delayed delivery purchase commitments as of June 30, 2002.

Determination of Class Net Asset Values and
Financial Highlights:

     All income, expenses (other than Class A, Class B and Class C service fees and the Class B and Class C distribution fees, if applicable), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

     In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee per share applicable to Class B and Class C shares only.

     Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

Investment Transactions and Investment Income:

     Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

     Effective July 1, 2001, the Portfolios adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Portfolio or Funds, but resulted in reclassifications as follows:

                                                              Decrease
                                                         In Net Unrealized
                                           Increase        Appreciation/
                                            in Cost         Depreciation

Stein Roe Intermediate Municipals Fund     $ 93,147           $ (93,147)
Stein Roe Managed Municipals Fund           101,620            (101,620)
SR&F High-Yield Municipals Portfolio         95,558             (95,558)
Stein Roe High-Yield Municipals Fund         95,558             (95,558)

      The effect of this change for the year ended June 30, 2002, did not impact the total net assets of the Portfolio or Funds, but resulted in reclassifications as follows:


                                                Increase/
                                                Decrease
                              Increase       Net Unrealized    Decrease In
                           Net Investment     Appreciation/   Net Realized
                               Income         Depreciation    Gains/Losses
Stein Roe Intermediate
Municipals Fund                $12,630           $16,607        $(29,237)
Stein Roe Managed
Municipals Fund                 51,438            (8,663)        (42,775)
SR&F High-Yield
Municipals Portfolio            95,454           (91,546)        (3,908)
Stein Roe High-Yield
Municipals Fund                 95,454           (91,546)        (3,908)


     The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change.

Distributions to Shareholders:

     Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Federal Income Taxes:

     No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on methods in compliance with the Internal Revenue Service. Dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be inclusive in the alternative minimum tax calculation.

Futures Contracts:

     Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and SR&F High-Yield Municipals Portfolio may enter into futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time a fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

     Upon entering into a futures contract, the Fund/Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund/Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund/Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Note 2. Federal Tax Information

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options contracts, interest on defaulted bonds, non-deductable expenses and discount accretion/premium amortization on debt securities. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended June 30, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                            Undistributed      Accumulated
                           Net Investment     Net Realized       Paid-In
                            Income (Loss)    Gains (Losses)      Capital
Stein Roe Municipal
  Money Market Fund           $--               $1,060           ($1,060)
Stein Roe Intermediate
  Municipals Fund             $9,274           ($9,275)           $1
Stein Roe Managed
  Municipals Fund             $31,464          ($31,468)          $4
Stein Roe High-Yield
  Municipals Fund             $21,012           $5,899           ($26,911)


     Net investment income, net realized gains(losses), and net assets were not affected by this reclassification.

     The tax character of distributions paid during 2002 was as follows:

                                       Ordinary   Long-Term    Tax Return
                         Tax Exempt     Income   Capital Gains  of Capital
Stein Roe Municipal
  Money Market Fund     $1,527,113      $--          $--         $--
Stein Roe Intermediate
  Municipals Fund       $7,037,819      $204,048     $993,425    $--
Stein Roe Managed
  Municipals Fund       $21,854,299     $4,858,610   $5,990,032  $--
Stein Roe High-Yield
  Municipals Fund       $12,751,513     $109         $--         $--


     As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                  Unrealized
                         Tax Exempt              Appreciation
Stein Roe Municipal
  Money Market Fund       $31,129               $988
Stein Roe Intermediate
 Municipals Fund          $335,036              $11,143,105
Stein Roe Managed
  Municipals Fund         $414,297              $35,473,229
Stein Roe High-Yield
  Municipals Fund         $3,647,977            $2,841,472

     The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                    Stein Roe                   Stein Roe
                     Municipal                  High-Yield
                   Money Market                 Municipals
                       Fund                        Fund
Year of Expiration
2003                  $388                       $--
2004                  $4,986                     $--
2005                  $1,840                     $--
2006                  $--                        $3,546,402
2008                  $103                       $--
2009                  $23,748                    $847,151
2010                  $10,270                    $--
-----                 -------                    ----------
Total                 $41,335                    $4,393,553
-----                 -------                    ----------

     Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2002, for federal income tax purposes, post October losses were deferred to July 1, 2002 as follows:

Stein Roe Municipal Money Market Fund          $9,466
Stein Roe Intermediate Municipals Fund       $217,600
Stein Roe Managed Municipals Fund          $1,099,002
Stein Roe High-Yield Municipals Fund              $--

Note 3. Portfolio Composition

     The Funds and the Portfolios invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (i.e., bonds that have been refinanced, the proceeds of which have been invested in U.S. or state and local government obligations that are set aside to pay off the original issue at the first call date or maturity). See Investment Portfolios for information regarding breakdown of securities held by type at June 30, 2002.

     The Funds and the Portfolios hold investments that are insured by private insurers who guarantee payment of principal and interest in the event of default. At June 30, 2002, investments in these securities for Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and SR&F High-Yield Municipals Portfolio represented 62.9%, 51.6% and 19.5% of holdings, respectively. SR&F Municipal Money Market Portfolio invests in certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default. At June 30, 2002, 78.8% of the Portfolio was backed by letters of credit. See the Portfolio of Investments for each Fund or Portfolio for additional information regarding portfolio composition.

Note 4. Fees and Compensations Paid to Affiliates

Management & Administrative Fees:

     The Funds and the Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham, Incorporated (the "Advisor"), for its services as investment advisor and manager.

     The management fee for SR&F Municipal Money Market Portfolio is computed at an annual rate of 0.25% of average daily net assets. The management fee for each of Stein Roe Intermediate Municipals Fund and SR&F High-Yield Municipals Portfolio is 0.45% of the first $100 million of average daily net assets, 0.425% of the next $100 million and 0.40% thereafter. The management fee for Stein Roe Managed Municipals Fund is 0.45% of the first $100 million of average daily net assets, 0.425% of the next $100 million, 0.40% of the next $800 million and 0.375% thereafter.

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Funds and the Portfolios. The Funds and the Portfolios had obtained approval of a new investment advisory contract by the Funds' Board of Trustees and Fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for their effective and termination dates.

     The administrative fee for the Stein Roe Municipal Money Market Fund is computed at an annual rate of 0.25% of average daily net assets up to $500 million, 0.20% of average daily net assets for the next $500 million and 0.15% thereafter. The administrative fee for each of Stein Roe Intermediate Municipals Fund and Stein Roe High-Yield Municipals Fund is computed at an annual rate of 0.15% of the first $100 million of average daily net assets, 0.125% of the next $100 million and 0.10% thereafter. The administrative fee for Stein Roe Managed Municipals Fund is 0.15% of the first $100 million of average daily net assets, 0.125% of the next $100 million, 0.10% of the next $800 million and 0.075% thereafter.

Bookkeeping Fees:

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolios and the Funds under Pricing and Bookkeeping Agreements. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreements with the SR&F Base Trust, on behalf of the Portfolios and Funds, the Advisor receives from each Portfolio and each of Stein Roe Intermediate Municipals Fund and Stein Roe Managed Municipals Fund, an annual flat fee of $10,000; from each of Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund an annual flat fee of $5,000; and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fees:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

     The Transfer Agent receives a fixed fee of $6,000 annually from each of the Portfolios.

Underwriting discounts, service and distribution fees:

     Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is Stein Roe Intermediate Municipals Fund's principal underwriter. For the year ended June 30, 2002, the Stein Roe Intermediate Municipals Fund has been advised that the Distributor did not receive any contingent deferred sales charges ("CDSC") of Class B or Class C Share redemptions. The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

     The Stein Roe Intermediate Municipals Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.20% annually on the average daily net assets attributable to Class A, Class B and Class C as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.65% annually of the average daily net assets attributable to Class B shares and Class C shares, only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

     The Stein Roe High Yield Municipals Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A on the 20th of each month.

     The CDSC and fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

 Expense Limits:

     The Advisor has agreed to reimburse Stein Roe Municipal Money Market Fund and Stein Roe Intermediate Municipals Fund for expenses in excess of 0.70% of average daily net assets. This agreement may be modified or terminated by the Advisor at any time.

Other:

     Certain officers and trustees of the Trust are also officers of the Advisor. No remuneration was paid by the Trust to any other trustee or officer of the Trust who is affiliated with the Advisor.

     The Portfolios and Funds have an agreement with their custodian bank under which custody fees were reduced by balance credits for the year ended June 30, 2002. The Portfolios and Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. The amounts were as follows:

SR&F Municipal Money Market Portfolio       $1,728
Stein Roe Intermediate Municipals Fund      $2,536
Stein Roe Managed Municipals Fund           $5,921
SR&F High-Yield Municipals Portfolio        $2,795

Note 5. Investment Transactions

     The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the year ended June 30, 2002, were as follows:

                                          Purchases             Sales

Stein Roe Intermediate Municipals Fund  $33,628,187         $40,666,584
Stein Roe Managed Municipals Fund        75,070,023          90,044,384
SR&F High-Yield Municipals Portfolio     33,584,763          44,667,075

     Unrealized appreciation (depreciation) at June 30, 2002, for federal income tax purposes, was:

                            Stein Roe        Stein Roe         SR&F
                          Intermediate        Managed       High-Yield
                           Municipals       Municipals      Municipals
                              Fund             Fund          Portfolio
Gross unrealized
  appreciation              $11,217,556   $40,608,678     $12,568,281
Gross unrealized
  depreciation                  (74,451)   (5,135,449)     (9,726,809)
                            -----------  ------------    ------------
Net unrealized appreciation $11,143,105   $35,473,229     $ 2,841,472
                            ===========  ============    ============


Note 6. Line of Credit

     The Trust (excluding the Stein Roe Municipal Money Market Fund, Liberty High Income Municipals Fund-Class A, Stein Roe High-Yield Municipals Fund) and the SR&F Base Trust (excluding the SR&F Cash Reserve Portfolio and SR&F Municipal Money Market Portfolio) (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit is $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Trust and, ultimately, each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.5% per year. In addition, a commitment fee of 0.10% per annum on each Fund's borrowings shall be paid quarterly by each Fund based on the relative asset size of each Fund. The commitment fee is included in "Other" expenses on the Statements of Operations. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire letter of credit at any particular time. For the year ended June 30, 2002, the Trusts had no borrowings under the agreement.

Note 7. Subsequent Events

     On July 15, 2002, Stein Roe High-Yield Municipals Fund acquired all the net assets of Liberty High Yield Municipals Fund pursuant to a plan of reorganization approved by Liberty High Yield Municipals Fund shareholders on June 28, 2002. All assets and liabilities of Liberty High Yield Municipals Fund have been transferred to Stein Roe High-Yield Municipals Fund in a tax-free exchange and shareholders of Liberty High Yield Municipals Fund have received shares of Stein Roe High-Yield Municipals Fund in exchange for their shares as follows:

      Stein Roe
      High-Yield        Liberty High Yield
    Municipals Fund       Municipals Fund              Unrealized
     Shares Issued      Net Assets Received    Appreciation/Depreciation1

      12,328,081           $139,430,597                $2,690,498


    Net Assets of         Net Assets of              Net Assets of
    Stein Roe High-     Liberty High Yield           Stein Roe High-
   Yield Municipals       Municipals Fund         Yield Municipals Fund
    Fund Prior to        Immediately Prior             Immediately
      Combination         to Combination            After Combination

     $218,007,534          $139,430,597               $357,438,131


1 Unrealized appreciation/depreciation is included in the Net Assets Received amount above.



      Effective July 15, 2002, Stein Roe High-Yield Municipals Fund was renamed Liberty High Yield Municipal Fund.

      On June 28, 2002, pursuant to a plan of reorganization, the shareholders of the Stein Roe Municipal Money Market Fund (the "Fund") approved a proposal to merge the Fund into the Liberty Municipal Money Market Fund (the "Acquiring Fund"). Effective July 15, 2002, all assets and liabilities of the Fund have been transferred to the Acquiring Fund in a tax-free exchange and shareholders received shares of the Acquiring Fund in exchange for their Fund shares.

     Effective July 15, 2002, prior to the reorganization described above, the pro-rata share of net assets of the SR&F High Yield Municipal Portfolio were distributed to the Stein Roe High-Yield Municipals Fund and the pro-rata share of net assets of the SR&F Municipal Money Market Portfolio were distributed to the Liberty Municipal Money Market Fund based on allocation methods in compliance with the Internal Revenue Service.

     Effective July 29, 2002, the Stein Roe Managed Municipals Fund's Class S shares were redesignated Liberty Managed Municipals Fund Class Z shares.

Financial Highlights

SR&F Municipal Money Market Portfolio

Selected data for a share outstanding throughout each period is as follows:


                                                                YEAR ENDED JUNE 30,
                                         ----------------------------------------------------------------
                                               2002         2001         2000         1999          1998
                                         ----------   ----------   ----------   ----------    ----------
Ratios to Average Net Assets:
Expenses (a)............................      0.30%        0.32%        0.30%        0.30%         0.34%
Net investment income (a)...............      1.79%        3.66%        3.57%        3.07%         3.41%

(a) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.




SR&F High-Yield Municipals Portfolio

Selected data for a share outstanding throughout each period is as follows:

                                                                                                          PERIOD
                                                                 YEAR ENDED JUNE 30,                      ENDED
                                                -------------------------------------------------       JUNE 30,
                                                      2002         2001         2000         1999          1998(a)
                                                ----------   ----------   ----------   ----------    ----------
Ratios to Average Net Assets:
Expenses (b).................................        0.47%        0.47%        0.47%        0.45%       0.47%(d)
Net investment income (b)....................        6.04%(c)     6.18%        6.11%        5.55%       5.72%(d)
Portfolio turnover rate......................          16%          16%          14%          19%          3%(e)

(a)  From commencement of operations on February 2, 1998.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(c)  Effective July 1, 2001, the Portfolio adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets from 5.99% to 6.04%. Ratios for periods prior toJune 30, 2002 have not been restated to reflect this change in presentation.

(d)  Annualized.

(e)  Not annualized.




92-93 SPREAD


Stein Roe Municipal Money Market Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                YEAR ENDED JUNE 30,
                                                         ---------------------------------------------------------------
                                                               2002         2001         2000         1999          1998
                                                         ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period....................    $ 1.000      $ 1.000      $ 1.000      $ 1.000       $ 1.000
                                                         ----------   ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)...............................      0.014        0.033        0.031        0.027         0.031
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..............................     (0.014)      (0.033)      (0.031)      (0.027)       (0.031)
                                                         ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..........................    $ 1.000      $ 1.000      $ 1.000      $ 1.000       $ 1.000
                                                         ==========   ==========   ==========   ==========    ==========
Total return (b)(c).....................................       1.40%        3.39%        3.20%        2.73%         3.10%
                                                         ==========   ==========   ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses................................................       0.70%        0.70%        0.70%        0.70%         0.70%
Net investment income...................................       1.40%        3.31%        3.19%        2.69%         3.06%
Waiver/reimbursement....................................       0.13%        0.11%        0.10%        0.09%         0.16%
Net assets, end of period (000's).......................   $111,541     $108,077     $113,815     $119,032      $115,279

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Computed giving effect to Advisor's expense limitation undertaking.

(c)  Total return at net asset value assuming all distributions reinvested.




94-95 SPREAD


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class A Shares                                                                                   2002         2001(a)
                                                                                           ----------   ----------
Net Asset Value, Beginning of Period.......................................                   $ 11.36      $ 11.41
                                                                                            ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.49(c)      0.22
Net realized and unrealized gain (loss) on investments
   and futures contracts...................................................                      0.15(c)     (0.05)
                                                                                            ---------    ---------
   Total from Investment Operations........................................                      0.64         0.17
                                                                                            ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.51)       (0.22)
From net realized gains....................................................                     (0.08)          --
                                                                                            ---------    ---------
   Total Distributions Declared to Shareholders............................                     (0.59)       (0.22)
                                                                                            ---------    ---------
Net Asset Value, End of Period.............................................                   $ 11.41      $ 11.36
                                                                                            =========    =========
Total return (d)(e)........................................................                      5.83%        1.55%(f)
                                                                                            =========    =========
Ratios to Average Net Assets:
Expenses (g)...............................................................                      0.90%        0.90%(h)
Net investment income (g)..................................................                      4.33%(c)     4.49%(h)
Waiver/reimbursement.......................................................                      0.16%        0.11%(h)
Portfolio turnover rate....................................................                        22%          17%(f)
Net assets, end of period (000's)..........................................                   $15,113      $12,988

(a)  Class A shares were initially offered on January 26, 2001.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the ratio of net investment income to average net assets from 4.32% to 4.33%. The impact to net investment income and net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(d)  Computed giving effect to the Advisor's expense limitation undertaking.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.




96-97 SPREAD


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class B Shares                                                                                   2002         2001(a)
                                                                                            ---------    ---------
Net Asset Value, Beginning of Period.......................................                   $ 11.36      $ 11.41
                                                                                            ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.42(c)      0.19
Net realized and unrealized gain (loss) on investments and futures contracts                     0.15(c)     (0.05)
                                                                                            ---------    ---------
   Total from Investment Operations........................................                      0.57         0.14
                                                                                            ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.45)       (0.19)
From net realized gains....................................................                     (0.07)          --
                                                                                            ---------    ---------
   Total Distributions Declared to Shareholders............................                     (0.52)       (0.19)
                                                                                            ---------    ---------
Net Asset Value, End of Period.............................................                   $ 11.41      $ 11.36
                                                                                            =========    =========
Total return (d)(e)........................................................                      5.14%        1.26%(f)
                                                                                            =========    =========
Ratios to Average Net Assets:
Expenses (g)...............................................................                      1.55%        1.55%(h)
Net investment income (g)..................................................                      3.68%(c)     3.84%(h)
Waiver/reimbursement.......................................................                      0.16%        0.11%(h)
Portfolio turnover rate....................................................                        22%          17%(f)
Net assets, end of period (000's)..........................................                    $3,669       $6,981

(a)  Class B shares were initially offered on January 26, 2001.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the ratio of net investment income to average net assets from 3.67% to 3.68%. The impact to net investment income and net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(d)  Computed giving effect to the Advisor's expense limitation undertaking.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.




98-99 SPREAD


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class C Shares                                                                                   2002         2001a)
                                                                                          -----------   ----------
Net Asset Value, Beginning of Period.......................................                   $ 11.36      $ 11.41
                                                                                            ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.47(c)      0.21
Net realized and unrealized gain (loss) on investments
   and futures contracts...................................................                      0.15(c)     (0.04)
                                                                                            ---------    ---------
   Total from Investment Operations........................................                      0.62         0.17
                                                                                            ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.49)       (0.22)
From net realized gains....................................................                     (0.08)          --
                                                                                            ---------    ---------
   Total Distributions Declared to Shareholders............................                     (0.57)       (0.22)
                                                                                            ---------    ---------
Net Asset Value, End of Period.............................................                   $ 11.41      $ 11.36
                                                                                            =========    =========
Total return (d)(e)........................................................                      5.61%        1.46%(f)
                                                                                            =========    =========
Ratios to Average Net Assets:
Expenses (g)...............................................................                      1.10%        1.10%(h)
Net investment income (g)..................................................                      4.13%(c)     4.29%(h)
Waiver/reimbursement.......................................................                      0.16%        0.56%(h)
Portfolio turnover rate....................................................                        22%          17%(f)
Net assets, end of period (000's)..........................................                      $674         $962

(a)  Class C shares were initially offered on January 26, 2001.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the ratio of net investment income to average net assets from 4.12% to 4.13%. The impact to net investment income and net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(d)  Computed giving effect to the Advisor's expense limitation undertaking.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(h)  Annualized.




100-101 SPREAD


Stein Roe Intermediate Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                     YEAR ENDED JUNE 30,
                                                            ---------------------------------------------------------------------
                                                                    2002         2001         2000         1999          1998
Class S Shares                                                ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period........................     $ 11.36      $ 10.96      $ 11.23      $ 11.57       $ 11.38
                                                              ----------   ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        0.52(a)(b)   0.54(a)      0.28         0.54          0.54
Net realized and unrealized gain (loss) on investments
   and futures contracts....................................        0.15(b)      0.40        (0.27)       (0.30)         0.22
                                                              ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations.........................        0.67         0.94         0.01         0.24          0.76
                                                              ----------   ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................       (0.55)       (0.54)       (0.26)       (0.54)        (0.54)
From net realized gains.....................................       (0.07)       --           (0.02)       (0.04)        (0.03)
                                                              ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders.............       (0.62)       (0.54)       (0.28)       (0.58)        (0.57)
                                                              ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..............................     $ 11.41      $ 11.36      $ 10.96      $ 11.23       $ 11.57
                                                              ==========   ==========   ==========   ==========    ==========
Total return (c)(d).........................................        6.04%        8.74%        3.10%        2.08%         6.84%
                                                              ==========   ==========   ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses....................................................        0.70%(e)     0.70%(e)     0.70%        0.70%         0.70%
Net investment income.......................................        4.53%(b)(e)  4.79%(e)     4.93%        4.58%         4.70%
Waiver/reimbursement........................................        0.16%        0.18%        0.11%        0.09%         0.11%
Portfolio turnover rate.....................................          22%          17%          26%          48%           29%
Net assets, end of period (000's)...........................    $128,255     $132,201     $135,810     $168,896      $195,651

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the ratio of net investment income to average net assets from 4.52% to 4.53%. The impact to net investment income and net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(c)  Computed giving effect to the Advisor's expense limitation undertaking.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.





102-103 SPREAD


Stein Roe Managed Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                     YEAR ENDED JUNE 30,
                                                          -----------------------------------------------------------------------
                                                                    2002         2001         2000         1999          1998
                                                              ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period......................        $ 8.99       $ 8.65       $ 9.07       $ 9.38        $ 9.11
                                                              ----------   ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................          0.43(a)(b)   0.45(a)      0.47         0.47          0.48
Net realized and unrealized gain (loss) on investments
   and futures contracts..................................          0.18(b)      0.41        (0.32)       (0.31)         0.27
                                                              ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations.......................          0.61         0.86         0.15         0.16          0.75
                                                              ----------   ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income................................         (0.44)       (0.45)       (0.47)       (0.47)        (0.48)
From net realized gains...................................         (0.21)       (0.07)       (0.10)       --            --
                                                              ----------   ----------   ----------   ----------    ----------
   Total Distributions Declared to Shareholders...........         (0.65)       (0.52)       (0.57)       (0.47)        (0.48)
                                                              ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period............................        $ 8.95       $ 8.99       $ 8.65       $ 9.07        $ 9.38
                                                              ==========   ==========   ==========   ==========    ==========
Total return (c)..........................................          7.06%       10.13%        1.86%        1.67%         8.37%
                                                              ==========   ==========   ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses (d)..............................................          0.76%        0.74%        0.69%        0.72%         0.72%
Net investment income (d).................................          4.82%(b)     5.07%        5.39%        5.02%         5.14%
Portfolio turnover rate...................................            17%          17%          19%          17%           12%
Net assets, end of period (000's).........................      $442,660     $454,366     $458,205     $538,322      $583,138

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the ratio of net investment income to average net assets from 4.81% to 4.82%. The impact to net investment income and net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.




104-105 SPREAD


Stein Roe High-Yield Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                 YEAR       PERIOD
                                                                                                ENDED        ENDED
                                                                                             JUNE 30,     JUNE 30,
Class A Shares                                                                                   2002         2001(a)
                                                                                           ----------   ----------
Net Asset Value, Beginning of Period.......................................                   $ 11.13      $ 11.11
                                                                                           ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)..................................................                      0.61(c)      0.58
Net realized and unrealized gain on investments and futures contracts......                      0.15(c)      0.01
                                                                                           ----------   ----------
   Total from Investment Operations........................................                      0.76         0.59
                                                                                           ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income.................................................                     (0.63)       (0.57)
                                                                                           ----------   ----------
Net Asset Value, End of Period.............................................                   $ 11.26      $ 11.13
                                                                                           ==========   ==========
Total return (d)...........................................................                      6.93%        5.42%(e)
                                                                                           ==========   ==========
Ratios to Average Net Assets:
Expenses...................................................................                      1.13%        1.06%(f)
Net investment income......................................................                      5.41%(c)     5.65%(f)
Net assets, end of period (000's)..........................................                      $ 42        $   1

(a)  From commencement of operations on July 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the ratio of net investment income to average net assets from 5.37% to 5.41%. The impact to net investment income and net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Annualized.




106-107 SPREAD


Stein Roe High-Yield Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                      YEAR ENDED JUNE 30,
                                                            ----------------------------------------------------------------------
Class S Shares                                                       2002         2001         2000         1999         1998
                                                               ----------   ----------   ----------   ----------    ----------
Net Asset Value, Beginning of Period........................      $ 11.12      $ 11.04      $ 11.71      $ 11.97       $ 11.67
                                                               ----------   ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................         0.64(a)(b)   0.65(a)      0.65         0.63          0.65
Net realized and unrealized gain (loss) on investments
   and futures contracts....................................         0.15(b)      0.08        (0.68)       (0.25)         0.30
                                                               ----------   ----------   ----------   ----------    ----------
   Total from Investment Operations.........................         0.79         0.73        (0.03)        0.38          0.95
                                                               ----------   ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        (0.65)       (0.65)       (0.64)       (0.64)        (0.65)
                                                               ----------   ----------   ----------   ----------    ----------
Net Asset Value, End of Period..............................      $ 11.26      $ 11.12      $ 11.04      $ 11.71       $ 11.97
                                                               ==========   ==========   ==========   ==========    ==========
Total return (c)............................................         7.30%    6.78%      (0.16)%            3.18%(d)      8.32%
                                                               ==========   ==========   ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses....................................................         0.88%        0.81%        0.78%        0.77%          0.75%
Net investment income.......................................         5.66%(b)     5.86%        5.82%        5.26%          5.48%
Portfolio turnover rate.....................................          N/A          N/A          N/A          N/A              8%(e)
Net assets, end of period (000's)...........................     $213,271     $224,950     $253,787     $297,874      $341,780

(a) Per share data was calculated using average shares outstanding during the period.

(b) Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to increase the net investment income per share by $0.01 and increase the ratio of net investment income to average net assets from 5.62% to 5.66%. Per share data and ratios for periods prior to June 30, 2002, have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) 0.50% of the return is attributable to a one-time revaluation of a portfolio security reflecting the restructuring of this security. Absent this revaluation, the total return would have been 2.68%.

(e)  Prior to commencement of operations of the Portfolio.




108-109 SPREAD

Report of Independent Auditors

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

     To the Shareholders, Holders of Investors' Beneficial Interest and Board of Trustees of Liberty-Stein Roe Funds Municipal Trust and SR&F Base Trust

     Stein Roe Municipal Money Market Fund
     Stein Roe Intermediate Municipals Fund
     Stein Roe Managed Municipals Fund
     Stein Roe High-Yield Municipals Fund
     SR&F Municipal Money Market Portfolio
     SR&F High-Yield Municipals Portfolio

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund (two series of Liberty-Stein Roe Funds Municipal Trust), SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (two series of SR&F Base Trust), and the accompanying statements of assets and liabilities of Stein Roe Municipal Money Market Fund and Stein Roe High-Yield Municipals Fund (two series of Liberty-Stein Roe Funds Municipal Trust) as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as

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evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds Municipal Trust and SR&F Base Trust at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 16, 2002

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Unaudited Information

Unaudited Information

Federal Tax Information

Stein Roe Intermediate Municipals Fund:

     For the taxable year ended June 30, 2002, 99.5% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.

     The fund designates $993,425 as long term capital gains earned.

Stein Roe Managed Municipal Fund:

     For the taxable year ended June 30, 2002, 99.7% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.

     The Fund designates $5,717,954 as long term capital gains earned.

Stein Roe High-Yield Municipals Fund:

     For the taxable year ended June 30, 2002, 99.9% of distributions from net investment income qualify as exempt-interest dividends for federal income tax purposes.

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113
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Trustees

Trustees

     The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Stein Roe Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Stein Roe funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-338-2550.


                                         Year first                                         Number of portfolios
                                         elected or                                           in fund complex        Other
                          Position with   appointed  Principal occupation(s)                     overseen by     directorships
Name, address and age    Stein Roe Funds  to office  uring past five years                        trustee           held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)      Trustee    1996   President of UAL Loyalty Services and Executive     101              None
c/o Liberty Funds Group LLC                       Vice President of United Airlines (airline) since
One Financial Center                              September 2001 (formerly Executive Vice
Boston, MA 02111                                  President from July 1999 to September 2001);
                                                  Chief Financial Officer of United Airlines since
                                                  July 1999; Senior Vice President and Chief
                                                  Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)   Trustee    1996   Executive Vice President--Corporate Development     101              None
c/o Liberty Funds Group LLC                       and Administration, General Counsel and
One Financial Center                              Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                  since September 1999; Senior Vice President,
                                                  Secretary and General Counsel, Sara Lee
                                                  Corporation (branded, packaged, consumer-
                                                  products manufacturer) prior thereto

Richard W. Lowry (age 66)       Trustee    2000   Private Investor since 1987 (formerly               103              None
c/o Liberty Funds Group LLC                       Chairman and Chief Executive Officer, U.S.
One Financial Center                              Plywood Corporation [building products
Boston, MA 02111                                  manufacturer])

Salvatore Macera (age 71)       Trustee    2000   Private Investor since 1981 (formerly Executive     101              None
c/o Liberty Funds Group LLC                       Vice President and Director of Itek Corporation
One Financial Center                              (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)      Trustee    1981   Van Voorhis Professor, Department of Economics,     101              None
c/o Liberty Funds Group LLC                       University of Washington; consultant on
One Financial Center                              econometric and statistical matters
Boston, MA 02111

John J. Neuhauser (age 59)      Trustee    2000   Academic Vice President and Dean of Faculties       103          Saucony, Inc.
c/o Liberty Funds Group LLC                       since August 1999, Boston College (formerly                  (athletic footwear)
One Financial Center                              Dean, Boston College School of Management                      SkillSoft Corp.
Boston, MA 02111                                  from September 1977 to September 1999)                          (e-learning)





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

                                         Year first                                         Number of portfolios
                                         elected or                                           in fund complex       Other
                          Position with   appointed   Principal occupation(s)                     overseen by    directorships
Name, address and age    Stein Roe Funds  to office   during past five years                        trustee          held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas E. Stitzel (age 66)      Trustee    2000   Business Consultant since 1999 (formerly            101           None
c/o Liberty Funds Group LLC                       Professor of Finance from 1975 to 1999 and Dean
One Financial Center                              from 1977 to 1991, College of Business, Boise
Boston, MA 02111                                  State University); Chartered Financial Analyst

Thomas C. Theobald (age 65)     Trustee    1996   Managing Director, William Blair Capital Partners   101      Xerox Corporation
c/o Liberty Funds Group LLC                       (private equity investing) since 1994 (formerly            business products and
One Financial Center                              Chief Executive Officer and Chairman of the                 services), Anixter
Boston, MA 02111                                  Board of Directors, Continental Bank Corporation)          International (network
                                                                                                               support equipment
                                                                                                            distributor), Jones Lang
                                                                                                        LaSalle (real estate manage-
                                                                                                            ment services) and MONY
                                                                                                            Group (life insurance).

Anne-Lee Verville (age 57)      Trustee    2000   Author and speaker on educational systems needs    101    Chairman of the Board of
c/o Liberty Funds Group LLC                       (formerly General Manager, Global Education               Directors, Enesco Group,
One Financial Center                              Industry from 1994 to 1997, and President,            Inc. (designer, importer and
Boston, MA 02111                                  Applications Solutions Division from 1991 to           distributor of giftware and
                                                  1994, IBM Corporation [global education and                    collectibles)
                                                  global applications])

INTERESTED TRUSTEES

William E. Mayer* (age 62)      Trustee    2000   Managing Partner, Park Avenue Equity Partners      103  Lee Enterprises (print and
c/o Liberty Funds Group LLC                       (private equity fund) since February 1999                   online media), WR
One Financial Center                              (formerly Founding Partner, Development Capital         Hambrecht + Co. (financial
Boston, MA 02111                                  LLC from November 1996 to February 1999;                 service provider), First
                                                  Dean and Professor, College of Business and           Health (health care) Systech
                                                  Management, University of Maryland from                  Retail Systems (retail
                                                  October 1992 to November 1996)                       industry technology provider)

Joseph R. Palombo* (age 49)     Trustee    2000   Chief Operating Officer of Columbia Management     101               None
One Financial Center              and             Group, Inc. (Columbia Management Group) since
Boston, MA 02111               Chairman           November 2001; formerly Chief Operations Officer of
                                of the            Mutual Funds, Liberty Board Financial Companies, Inc.
                                 Board            from August 2000 to November 2001; Executive Vice
                                                  President of The Advisor since April 1999; Executive Vice
                                                  President and Director of Colonial Management Associates,
                                                  Inc. since April 1999; Executive Vice President
                                                  and Chief Administrative Officer of Liberty Funds Group
                                                  LLC (LFG) since April 1999; Director of The Advisor since
                                                  September 2000; Trustee and Chairman of the Board of
                                                  Stein Roe Mutual Funds since October 2000; Manager of
                                                  Stein Roe Floating Rate Limited Liability Company since
                                                  October 2000 (formerly Vice President of Liberty Funds from
                                                  April 1999 to August 2000; Chief Operating Officer and
                                                  Chief Compliance Officer, Putnam Mutual Funds from
                                                  December 1993 to March 1999)


*    Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht +
     Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.






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



Officers and Transfer Agent

Officers and Transfer Agent

                                          Year first
                                          elected or
                          Position with    appointed
Name, address and age     Stein Roe Funds  to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Keith T. Banks (age 46)          President     2001   President of Liberty and Stein Roe Funds since November 2001; Chief Investment
Columbia Management Group, Inc.                       Officer and Chief Executive Officer of Columbia Management Group since 2000
590 Madison Avenue, 36th Floor                        (formerly Managing Director and Head of U.S. Equity, J.P. Morgan Investment
Mail Stop NY EH 30636A                                Management from November 1996 to August 2000).
New York, NY 10022

Vicki L. Benjamin (age 41)         Chief       2001   Controller of the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds
One Financial Center            Accounting            since May 2002; Chief Accounting Officer of the Liberty Funds and Liberty
Boston, MA 02111                Officer and           All-Star Funds since June 2001; Vice President of LFG since April 2001
                                Controller            (formerly Vice President, Corporate Audit, State Street Bank and Trust Company
                                                      from May 1998 to April 2001; Audit Manager from July 1994 to June 1997; Senior
                                                      Audit Manager from July 1997 to May 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (age 38)    Treasurer     2000   Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
One Financial Center                                  (formerly Controller of the Liberty Funds and Liberty All-Star Funds from
Boston, MA 02111                                      February 1998 to October 2000); Treasurer of Stein Roe Funds since February
                                                      2001 (formerly Controller from May 2000 to February 2001); Senior Vice
                                                      President of LFG since January 2001 (formerly Vice President from April 2000 to January 2001; Vice President of the Advisor from February 1998 to October
                                                      2000; Senior Tax Manager; Coopers & Lybrand, LLP from April 1996 to January
                                                      1998).

Jean S. Loewenberg (age 57)      Secretary     2002   Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star Funds since
One Financial Center                                  February 2002; Senior Vice President and Group Senior Counsel, Fleet National
Boston, MA 02111                                      Bank since November 1996.




Important Information About This Report
The Transfer Agent for Stein Roe Municipal Funds is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

Please make a note of our new mailing address, effective immediately.

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Annual Report:
Stein Roe Municipal Funds

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[logo: STEIN ROE MUTUAL FUNDS]

One Financial Center
Boston, MA 02111-2621
800-338-2550




DIR-02/334K-0602 (08/02)
02/1627